[LOGO]First Investors


LIFE SERIES FUND


      BLUE CHIP
      CASH MANAGEMENT
      DISCOVERY
      FOCUSED EQUITY
      GOVERNMENT
      GROWTH
      HIGH YIELD
      INTERNATIONAL SECURITIES
      INVESTMENT GRADE
      TARGET MATURITY 2007
      TARGET MATURITY 2010
      TARGET MATURITY 2015
      UTILITIES INCOME



ANNUAL REPORT
DECEMBER 31, 1999

MARKET OVERVIEW
FIRST INVESTORS LIFE SERIES FUND

Dear Investor:

We are pleased to present this Market Overview for the annual report for the First Investors Life Series Funds for the fiscal year ended December 31, 1999. The Funds are only available through the purchase of variable life insurance policies and variable annuity contracts issued by an affiliated life insurance company. The annual reports do not reflect the additional expenses and charges that are applicable to variable life insurance policies and variable annuity contracts. In addition, charges will differ among variable life insurance policyowners because of age, gender and risk classification at time of policy issue.

THE ECONOMY

The U.S. economy, in its ninth year of expansion, continued to show remarkable strength during 1999. The domestic economy grew at a rate of 4.2 % during the reporting period. The unemployment rate fell to 4.1%--a 29-year low--and 2.6 million new jobs were created. Despite rapid growth and near full employment, inflation remained benign. As measured by the Consumer Price Index, inflation increased slightly, from 1.6% to a still low 2.7%, primarily due to higher oil prices. Rising personal income, high consumer confidence, wealth from stock market gains and home price appreciation, and improvement in the economies of U.S. trading partners were all factors that contributed to economic growth.

THE EQUITY MARKET

Despite a great deal of volatility, particularly during the summer months, the performance of the U.S. stock market was once again solid. Supported by the healthy economy, strong corporate profits and mild inflation, the broad stock market indices reached record highs. The big story of the year was the explosive growth of technology stocks, as high-flying Internet stocks led the equity rally. Propelled by the ongoing Internet phenomenon, many prominent technology companies, including hardware, software and telecommunication service providers, posted strong gains. The Nasdaq Composite Index, which is meant to be a broad Nasdaq stock market indicator but is increasingly being driven by technology stocks, was up an unprecedented 85.6% for the year. Standard & Poor's 500 Index ("S&P 500 Index") was up 19.5%--the fifth consecutive year of double-digit growth. The powerful momentum of technology stocks is exemplified by the fact that when technology stocks are removed from the S&P 500 Index, it is up only mid-single digits for the year.

Large capitalization stocks continued their winning streak, as indicted by the S&P 500 Index. However, it is important to note that while the S&P 500 Index soared, the majority of individual stocks included in the index actually declined (256 stocks fell in price, 3 remained unchanged and 241 rose.) In a stunning reversal of fortune, small capitalization stocks, which had lagged for several years, rebounded as the Russell 2000 Index (the small-cap benchmark) rose 19.6%.

FIRST INVESTORS LIFE SERIES FUND

In the international marketplace, stock markets around the world roared back to life in 1999. Buoyed by stabilizing economies, many emerging markets staged a dramatic comeback, while more established countries also posted respectable results.

THE BOND MARKET

Interest rates moved steadily and substantially higher during the year, causing bond prices to decline. The yield on the benchmark 30-year U.S. Treasury bond rose from 5.10% to 6.48%, its highest yield in over two years. Early in the year, the market was hurt by a reversal of the "flight to safety," which had benefited bonds during the financial market crisis in the fall of 1998. As the year progressed, the market became increasingly concerned about the strength of the U.S. economy and likely Federal Reserve action. In fact, the Fed, concerned with the rapid expansion of the economy, raised the federal funds rate by 25 basis points (1/4 of 1%) three times during the year, thus undoing its three easing moves that were initiated in response to 1998's financial market crisis.

Among the various bond sectors, U.S. corporate high yield bonds had the best performance due to their high coupon income. Mortgage-backed bonds were the second-best sector, due to reduced prepayment risk and a decrease in supply. Corporate investment grade bonds underperformed in part because of heavy issuance, particularly in the first half of the year. The worst-performing bond sector was Treasury securities, which are the most sensitive to changes in interest rates.

LOOKING AHEAD

Going forward, our long-term outlook for the equity market remains optimistic, though we are concerned about excessive valuations and record-high share prices of some stocks. As demonstrated in the past, the stock market is inherently volatile, and significant short-term corrections are part of its nature. However, in general, we are encouraged by the healthy fundamentals of the domestic economy, sustained corporate earnings and subdued inflation.

We anticipate that the bond market will continue to face a challenging environment in the months ahead. Given the economy's considerable momentum, the Federal Reserve is likely to continue to raise short-term interest rates. In addition, long-term rates are likely to continue to rise during the first few months of 2000. If the economy starts to slow due to higher interest rates, improvement in the bond market is possible by mid-year.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage our clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock, bond and money market portfolios. Third, we encourage our clients to follow a regular investment plan. This may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra
Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

January 31, 2000

*THERE ARE A VARIETY OF RISKS ASSOCIATED WITH INVESTING IN ALL VARIABLE LIFE AND
 ANNUITY SUBACCOUNTS. FOR THE STOCK SUBACCOUNTS, THE RISKS INCLUDE MARKET RISK (THE RISK THAT THE ENTIRE STOCK MARKET WILL DECLINE BECAUSE OF AN EVENT SUCH AS A DETERIORATION IN THE ECONOMY OR A RISE IN INTEREST RATES). THERE ARE SPECIAL RISKS ASSOCIATED WITH INVESTING IN CERTAIN TYPES OF STOCK SUBACCOUNTS, SUCH AS SMALL-CAP AND GLOBAL SUBACCOUNTS. FOR THE BOND SUBACCOUNTS, THE RISKS INCLUDE INTEREST RATE RISK AND CREDIT RISK. INTEREST RATE RISK IS THE RISK THAT BONDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. AS A GENERAL MATTER, LONGER-TERM BONDS FLUCTUATE MORE THAN SHORTER-TERM BONDS IN REACTION TO CHANGES IN INTEREST RATES. CREDIT RISK IS THE RISK THAT BONDS WILL DECLINE IN VALUE AS THE RESULT OF A DECLINE IN THE CREDIT RATING OF THE BONDS OR THE ECONOMY AS A WHOLE. YOU SHOULD CONSULT YOUR PROSPECTUS FOR A PRECISE EXPLANATION OF THE RISKS ASSOCIATED WITH YOUR SUBACCOUNTS.

FIRST INVESTORS LIFE SERIES FUND

OUR PORTFOLIO MANAGERS' LETTERS DISCUSS HOW FUNDS PERFORMED RELATIVE TO THEIR LIPPER INC. ("LIPPER") PEER GROUPS. DURING 1999, LIPPER INSTITUTED A NEW CLASSIFICATION SYSTEM FOR EQUITY MUTUAL FUNDS. LIPPER IS CURRENTLY CONTINUING TO PUBLISH INFORMATION BASED ON BOTH THE OLD AND NEW CLASSIFICATIONS. BECAUSE THE NEW CLASSIFICATIONS WERE NOT IN PLACE WHEN THE FISCAL YEAR BEGAN AND THEY CONTINUED TO BE REFINED DURING THE YEAR, WE HAVE DECIDED TO CONTINUE TO RELY ON THE OLD CLASSIFICATIONS. THUS, WHEN WE REFER TO LIPPER PEER GROUPS IN EQUITY ANNUAL REPORTS, WE ARE USING THE PREVIOUS CLASSIFICATION STRUCTURE.

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Blue Chip Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 25.3%, compared to a return of 13.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 17.8 cents per share. The Fund also declared a capital gains distribution of 42.5 cents per share.

The primary factors driving the Fund's performance were the performance of large capitalization stocks, as well as the Fund's sector allocations. The Fund benefited from the equity markets' continued upward trend, which was supported by persistent gains in productivity. This in turn led to an improving corporate earnings environment. Concerns about inflation and rising interest rates returned mid-year and effectively cooled the markets. Fears soon subsided, and the market resumed its march upward through the year end. In general, the performance of the major indices was driven by large-cap technology issues. The economy and financial markets are still debating the possible emergence of a "new paradigm" created by massive leaps forward in computer technologies. These technologies have made possible a heightened level of productivity, which some believe may render the historically perceived trade-off between inflation and unemployment invalid. However, the debate on this topic continues.

Technology was the reigning theme for the year, and the Fund benefited from the strong performance of a number of holdings in this sector. In the handset and wireless communications markets, Ericsson and Lucent Technologies were two solid stocks. As the semiconductor market improved, the stocks of Intel and LSI Logic generated out-performing returns, as did Applied Materials, a semiconductor capital equipment company.

In the consumer staples area, several cable providers added to the Fund's performance. AT&T/Liberty Media's focus on cable helped it become one of the year's solid performers. Time Warner, another major cable company, was also a good performer thanks to its improving programming content.

A number of holdings in the capital goods sector helped the Fund's performance during the reporting period. One company in particular that contributed to the performance of the Fund was General Electric, a well-managed, industrial company that benefited from continuing strength in the domestic economy, as well as the recent re-invigoration of the world economies.

The Fund's holdings in the consumer cyclicals sector also helped performance. Solid advertising and classified revenue helped propel Tribune's newspaper business. Their television station ratings also fared well, due to solid demographic perspectives. The big box retailers, Home Depot, Wal-Mart and Costco, continued to generate solid returns for the Fund by providing the consumer with a solid shopping value and a good in-store experience.

FIRST INVESTORS LIFE BLUE CHIP FUND

The Fund's holdings in some sectors did not benefit performance. For example, in the health care sector, the Federal Reserve's decision to raise interest rates had a significant impact on some of the major pharmaceutical companies with higher price-to-earnings multiples. The stocks of companies such as Eli Lilly, Schering-Plough, and Pfizer all underperformed.

In the consumer cyclicals area, select sellers of hard goods were hurt by the rising interest rate environment, though their fundamentals remained solid. An example of this situation was the underperformance of the stock of Ford Motor Company, a leading automobile manufacturer.

In the financial services sector, concerns about merger integration, potential Year 2000 computer glitches, rising interest rates, exposure to Latin America and declining revenues in the capital markets wreaked havoc. In this environment, some of the Fund's holdings underperformed. In the insurance industry, pricing pressures continued to depress the stocks of companies like Hartford Insurance Group.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick
Dennis T. Fitzpatrick
Co-Portfolio Manager

/s/ Andrew Wedeck
Andrew Wedeck
Co-Portfolio Manager*

January 31, 2000

* Effective November 15, 1999, Mr. Wedeck serves as Co-Portfolio Manager of the Fund.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Life Blue Chip Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999       LIFE BLUE CHIP FUND       S&P 500 INDEX
Mar-90                                         $10,000        $10,000
Dec-90                                          10,050          9,996
Dec-91                                          11,680         13,041
Dec-92                                          13,526         14,034
Dec-93                                          14,676         15,446
Dec-94                                          14,463         15,650
Dec-95                                          19,381         21,532
Dec-96                                          23,551         26,475
Dec-97                                          29,842         35,808
Dec-98                                          35,409         45,315
Dec-99                                          44,377         54,849
                          Average Annual Total Return*
One Year                                        25.32%
Five Years                                      25.13%
Since Inception (3/8/90)                        16.38%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE BLUE CHIP FUND BEGINNING 3/8/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 16.25%.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--97.1%
            BASIC MATERIALS--3.1%
   42,400   Alcoa, Inc.                                        $  3,519,200  $     128
  104,300   * Bethlehem Steel Corporation                           873,512         32
   27,800   Ecolab, Inc.                                          1,087,675         40
   67,400   Mead Corporation                                      2,927,687        106
---------------------------------------------------------------------------------------
                                                                  8,408,074        306
---------------------------------------------------------------------------------------
            CAPITAL GOODS--7.2%
   56,700   Deere & Company                                       2,459,362         89
   68,000   General Electric Company                             10,523,000        383
   62,800   Ingersoll-Rand Company                                3,457,925        126
   36,000   Tyco International, Ltd.                              1,399,500         51
   29,500   United Technologies Corporation                       1,917,500         70
---------------------------------------------------------------------------------------
                                                                 19,757,287        719
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.5%
   15,500   ALLTEL Corporation                                    1,281,656         47
   77,900   Bell Atlantic Corporation                             4,795,719        174
   22,200   * Covad Communications Group, Inc.                    1,241,812         45
   31,400   GTE Corporation                                       2,215,663         81
   61,350   * MCI WorldCom, Inc.                                  3,255,384        118
   43,100   * NorthPoint Communications Group, Inc.               1,034,400         38
   29,300   * Qwest Communications International, Inc.            1,259,900         46
---------------------------------------------------------------------------------------
                                                                 15,084,534        549
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--9.8%
   31,400   * Best Buy Company, Inc.                              1,575,887         57
   31,400   Circuit City Stores-Circuit City Group                1,414,962         51
   59,000   * Costco Wholesale Corporation                        5,383,750        196
   51,600   Home Depot, Inc.                                      3,537,825        129
   57,900   Masco Corporation                                     1,469,212         53
   50,700   McGraw-Hill Companies, Inc.                           3,124,387        114
   69,100   Tribune Company                                       3,804,819        138
   97,900   Wal-Mart Stores, Inc.                                 6,767,337        246
---------------------------------------------------------------------------------------
                                                                 27,078,179        984
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--10.9%
  148,900   * AT&T Corporation-Liberty Media Group -
              Class "A"                                        $  8,450,075  $     307
   29,000   Bestfoods                                             1,524,312         55
   29,300   * Clear Channel Communications, Inc.                  2,615,025         95
   74,400   General Mills, Inc.                                   2,659,800         97
   30,600   * Getty Images, Inc.                                  1,495,575         54
  107,800   PepsiCo, Inc.                                         3,799,950        138
   27,100   Procter & Gamble Company                              2,969,144        108
   55,600   Time Warner, Inc.                                     4,027,525        146
   21,300   Unilever NV - NY Shares (ADR)                         1,159,519         42
   21,900   * Viacom, Inc. - Class "B"                            1,323,581         48
---------------------------------------------------------------------------------------
                                                                 30,024,506      1,090
---------------------------------------------------------------------------------------
            ENERGY--4.8%
   14,100   Chevron Corporation                                   1,221,412         44
   66,133   Exxon Mobil Corporation                               5,327,840        194
   50,000   Halliburton Company                                   2,012,500         73
   58,800   Royal Dutch Petroleum Company - NY Shares (ADR)       3,553,725        129
   44,000   USX-Marathon Group                                    1,086,250         39
---------------------------------------------------------------------------------------
                                                                 13,201,727        479
---------------------------------------------------------------------------------------
            FINANCIAL--12.2%
   43,000   American International Group, Inc.                    4,649,375        169
   55,400   Capital One Financial Corporation                     2,669,587         97
   28,200   Charles Schwab Corporation                            1,082,175         39
   30,000   Chase Manhattan Corporation                           2,330,625         85
   22,900   CIGNA Corporation                                     1,844,881         67
   67,300   Citigroup, Inc.                                       3,739,356        136
  102,200   Conseco, Inc.                                         1,826,825         66
   21,000   Fannie Mae                                            1,311,188         48
   47,100   Finova Group, Inc.                                    1,672,050         61
   36,800   Freddie Mac                                           1,731,900         63
   18,150   Jefferson-Pilot Corporation                           1,238,738         45
   72,900   MBNA Corporation                                      1,986,525         72
   20,600   Morgan Stanley Dean Witter & Company                  2,940,650        107
   38,800   SLM Holding Corporation                               1,639,300         60
   43,400   SunTrust Banks, Inc.                                  2,986,463        109
---------------------------------------------------------------------------------------
                                                                 33,649,638      1,224
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE BLUE CHIP FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--7.7%
   26,900   Abbott Laboratories                                $    976,806  $      36
   38,200   Allergan, Inc.                                        1,900,450         69
   40,300   Bristol-Myers Squibb Company                          2,586,756         94
   79,400   Columbia HCA Healthcare Corporation                   2,327,413         85
   33,500   Eli Lilly and Company                                 2,227,750         81
   30,700   Johnson & Johnson                                     2,858,938        104
   71,800   Medtronic, Inc.                                       2,616,213         95
   51,100   Merck & Company, Inc.                                 3,426,894        125
   27,000   Warner-Lambert Company                                2,212,313         80
---------------------------------------------------------------------------------------
                                                                 21,133,533        769
---------------------------------------------------------------------------------------
            TECHNOLOGY--34.2%
   44,500   * Altera Corporation                                  2,205,531         80
   32,300   * Applied Materials, Inc.                             4,092,006        149
   53,400   * Atmel Corporation                                   1,578,638         57
   35,700   Autodesk, Inc.                                        1,204,875         44
  186,800   * Cadence Design Systems, Inc.                        4,483,200        163
   67,400   * CIENA Corporation                                   3,875,500        141
   66,700   * Cisco Systems, Inc.                                 7,145,238        260
   76,400   Compaq Computer Corporation                           2,067,575         75
   41,800   * Compuware Corporation                               1,557,050         57
   74,200   * Cypress Semiconductor Corporation                   2,402,225         87
   29,800   * EMC Corporation                                     3,255,650        118
   22,100   * Entrust Technologies, Inc.                          1,324,619         48
   31,000   * Fairchild Semiconductor International, Inc. -
              Class "A"                                             922,250         34
   46,100   * Harbinger Corporation                               1,466,556         53
    7,100   Hewlett-Packard Company                                 808,956         29
   52,800   Intel Corporation                                     4,346,100        158
   22,800   International Business Machines Corporation           2,462,400         90
   49,100   * Jabil Circuit, Inc.                                 3,584,300        130
   67,800   * LSI Logic Corporation                               4,576,500        166
   55,600   Lucent Technologies, Inc.                             4,159,575        151
   32,000   * Micron Electronics, Inc.                              356,000         13
   24,700   * Micron Technology, Inc.                             1,920,425         70
   43,000   * Microsoft Corporation                               5,020,250        183
   16,400   Motorola, Inc.                                        2,414,900         88
    3,500   Nokia Corporation (ADR) - Class "A"                     665,000         24
   57,400   * Oracle Corporation                                  6,432,388        234
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   22,000   * Ramp Networks, Inc.                              $    335,500  $      12
   59,000   * Sun Microsystems, Inc.                              4,568,813        166
  122,200   * Symantec Corporation                                7,163,975        260
    8,000   Telefonaktiebolaget L.M. Ericsson (ADR) -
              Class "B"                                             525,500         19
   29,000   * Tellabs, Inc.                                       1,861,438         68
   61,700   * Teradyne, Inc.                                      4,072,200        148
   11,100   W.W. Grainger, Inc.                                     530,719         19
   27,700   Xerox Corporation                                       628,444         23
---------------------------------------------------------------------------------------
                                                                 94,014,296      3,417
---------------------------------------------------------------------------------------
            UTILITIES--1.7%
  107,200   Enron Corporation                                     4,757,000        173
---------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $163,277,352)                267,108,774      9,710
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.9%
$   1,500M  Heinz, H.J. Co., 6.15%, 1/13/00                       1,496,916         55
    1,000M  Metlife Funding, Inc., 5.88%, 1/18/00                   997,209         36
    4,000M  Prudential Funding Corp., 5.89%, 1/11/00              3,993,428        145
    1,500M  Southern California Edison Co., 6.25%, 1/24/00        1,493,994         54
---------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $7,981,547)       7,981,547        290
---------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $171,258,899)      100.0%      275,090,321     10,000
OTHER ASSETS, LESS LIABILITIES                         .0             9,325         --
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $275,099,646  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE CASH MANAGEMENT FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Cash Management Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 4.7%. The Fund maintained a $1.00 net asset value throughout the year.

The primary factor that drove the Fund's performance during the year was rising interest rates. At mid-year, short-term interest rates started to move higher, as the Federal Reserve began raising interest rates in an effort to take some steam out of an economy that continued to exhibit extraordinary strength as it concluded its ninth year of expansion. In three separate actions, the Fed raised short-term interest rates by 75 basis points (.75%) during 1999, reversing the liquidity that was provided during the last quarter of 1998 when financial markets were in turmoil.

Management of the Life Cash Management Fund remained conservative, investing only in short-term instruments considered to present minimal credit risk at the time of purchase. With interest rates rising, the Fund established a floating rate position that helped performance during the second half of the year. Floating rate securities generally perform well in rising interest rate environments. The Fund also effectively used short-term corporate bonds to bolster returns, as these securities often provide higher returns than those available on other money market products.

As the new millennium approached, many individuals were concerned about liquidity and the ability of the financial system to provide it. The Fund established a strategy that allowed it to have sufficient liquidity, while also taking advantage of certain inefficiencies in the market. This provided additional return to shareholders in the fourth quarter and should provide incremental return in 2000. Given the outlook for higher short-term interest rates, it is likely that the Fund will maintain weighted average maturities similar to those of its peers.

Although the Fund's annual return for 1999 lags in comparison to returns in the equity market, money market funds in general were among the best performing sectors of the fixed income market. While investors realize that longer-term returns offered by money market funds are generally lower than returns offered by other types of mutual funds, they continue to be attracted to the liquidity and relatively stable net asset value per share of money market funds.

Even though the Fund is conservative, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation and are not guaranteed by a bank or other entity.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Michael J. O'Keefe

Michael J. O'Keefe
Portfolio Manager

January 31, 2000

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE CASH MANAGEMENT FUND
December 31, 1999

--------------------------------------------------------------------------------------------------
                                                                                            AMOUNT
                                                                                          INVESTED
                                                                                          FOR EACH
PRINCIPAL                                                      INTEREST                 $10,000 OF
   AMOUNT   SECURITY                                              RATE*          VALUE  NET ASSETS
--------------------------------------------------------------------------------------------------
            CORPORATE NOTES--88.3%
$     375M  Associates Corp., 4/1/00                              5.98%  $     377,705  $      377
      300M  BellSouth Telecommunications, Inc., 2/24/00           6.05         297,270         297
      500M  Coca-Cola Co., 1/19/00                                5.85         498,530         498
      400M  Donnelley (R.R.) & Sons, 1/31/00                      5.82         398,047         397
      464M  Eastman Kodak Co., 1/26/00                            6.30         461,965         461
      400M  Florida Power Corp., 1/10/00                          5.87         399,408         399
      200M  Ford Motor Credit Corp., 4/13/00                      5.62         200,977         201
      250M  Gannett Co., Inc., 5/1/00                             5.80         250,002         250
      300M  General Electric Capital Corp., 2/3/00                5.93         298,346         298
      100M  General Electric Capital Corp, 2/3/00                 5.97          99,450          99
      400M  Hartford Steam Boiler Inspection & Insurance Co.,
              2/2/00                                              6.02         397,839         397
      385M  Heinz, H.J. Co., 1/13/00                              6.20         384,202         383
      100M  Illinois Tool Works, Inc., 3/1/00                     5.92          99,979         100
      100M  International Business Machines Corp., 6/15/00        5.97         100,192         100
      105M  International Business Machines Corp., 6/15/00        6.21         105,005         105
      250M  International Business Machines Corp., 8/7/00         6.25         249,598         249
      400M  Metlife Funding, Inc., 2/29/00                        6.05         396,023         395
      300M  Motorola Credit Co., 1/20/00                          5.93         299,057         298
      200M  National Rural Utilities Cooperative Finance
              Corp., 2/7/00                                       5.80         198,799         198
      175M  National Rural Utilities Cooperative Finance
              Corp., 3/9/00                                       5.88         173,048         173
      202M  PepsiCo, Inc., 5/15/00                                6.11         202,444         202
      250M  Pharmacia & Upjohn, 4/15/00                           6.15         249,641         249
      400M  PPG Industries, Inc., 1/21/00                         5.87         398,689         398
      365M  Procter & Gamble Co., 2/4/00                          5.90         362,941         362
      400M  Prudential Funding Corp., 2/4/00                      5.98         397,733         397
      400M  Snap-on, Inc., 1/21/00                                6.50         398,553         398
      150M  Texaco, Inc., 1/7/00                                  5.90         149,852         150
      260M  Texaco, Inc., 1/13/00                                 5.84         259,491         259
      151M  Wal Mart Stores, Inc., 7/15/00                        6.23         153,153         153
      200M  Walt Disney Co., 4/17/00                              5.68         199,971         200
      150M  Walt Disney Co., 4/17/00                              6.15         149,673         149
      240M  Xerox Corp., 3/15/00                                  5.45         242,026         242
--------------------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE NOTES (cost $8,849,609)                             8,849,609       8,834
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                            AMOUNT
                                                                                          INVESTED
                                                                                          FOR EACH
PRINCIPAL                                                      INTEREST                 $10,000 OF
   AMOUNT   SECURITY                                              RATE*          VALUE  NET ASSETS
--------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--7.2%
$     300M  Fannie Mae, 3/17/00                                   5.67%  $     299,892  $      299
      150M  Federal Farm Credit Bank, 2/1/00                      5.97         149,890         150
      275M  Freddie Mac, 2/29/00                                  5.60         272,475         272
--------------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $722,257)                                                              722,257         721
--------------------------------------------------------------------------------------------------
            FLOATING RATE NOTES--4.0%
      400M  First Union National Bank, 10/27/00
              (cost $400,000)                                     4.85         400,000         399
--------------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $9,971,866)             99.5%               9,971,866       9,954
OTHER ASSETS, LESS LIABILITIES                            0.5                   45,933          46
--------------------------------------------------------------------------------------------------
NET ASSETS                                              100.0%           $  10,017,799  $   10,000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

*The interest rates shown for the corporate notes and the U.S. Government agency obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically; the interest rates shown are the rates that were in effect at December 31, 1999.

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE DISCOVERY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Discovery Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 28.0%, compared to a return of 33.4% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 8.8 cents per share. The Fund also declared a capital gains distribution of 10.2 cents per share.

The primary factor that drove the Fund's performance during the period was the re-invigoration of small-cap stocks. Although small-cap stocks struggled at the beginning of the year, they rebounded to outperform large-caps for the last three quarters of the year. Their resurgence was driven by improving earnings and expectations that the improvement will continue.

The Fund's return was also bolstered by sector allocations and stock selection. In particular, holdings in the technology sector enhanced the Fund's performance. Two high-tech firms that demonstrated the small-cap turnaround were RF Micro Devices and Alpha Industries. These communication semiconductor companies benefited from continued strong growth in wireless communications, particularly cellular phones.

Another key sector for the Fund was the telecommunication sector. Competitive local exchange carriers and telecommunication equipment providers benefited from increasing Internet usage, which is driving the demand for greater bandwidth for both commercial and residential users. A number of the Fund's holdings benefited from this, including Allegiance Telecom and US LEC, two competitive local exchange carriers.

Among the Fund's underperformers were IMRglobal and Condor Technology Solutions, two information technology consulting firms that were negatively affected by Year 2000 information technology spending.

In the health care sector, Pediatrics Medical Group, a neonatology physician practice management company, suffered from the negative impact of an investigation into the company's billing practices. US Oncology, an oncology physician practice management company, felt the negative effects of rising drug costs.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ David A. Hanover

David A. Hanover
Co-Portfolio Manager

/s/ Patricia D. Poitra

Patricia D. Poitra
Co-Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Discovery Fund and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999      LIFE DISCOVERY FUND       RUSSELL 2000 INDEX
Jan-90                                        $10,000             $10,000
Dec-90                                          9,453               7,855
Dec-91                                         14,361              11,285
Dec-92                                         16,601              13,131
Dec-93                                         20,269              15,364
Dec-94                                         19,756              14,875
Dec-95                                         24,742              18,773
Dec-96                                         27,830              21,880
Dec-97                                         32,517              26,746
Dec-98                                         33,508              26,148
Dec-99                                         42,881              31,731
                         Average Annual Total Return*
One Year                                       27.97%
Five Years                                     16.76%
Ten Years                                      15.67%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE DISCOVERY FUND BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE RUSSELL 2000 INDEX. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL-CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 15.55%.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--89.6%
            BASIC MATERIALS--3.3%
   52,400   Cabot Corporation                                  $  1,067,650  $      72
  144,700   * ChirRex, Inc.                                       2,116,237        143
   26,400   Minerals Technologies, Inc.                           1,057,650         72
   17,100   Valspar Corporation                                     716,062         49
---------------------------------------------------------------------------------------
                                                                  4,957,599        336
---------------------------------------------------------------------------------------
            CAPITAL GOODS--2.6%
   49,800   * CommScope, Inc.                                     2,007,562        136
   38,600   * Flextronics International, Ltd.                     1,775,600        120
---------------------------------------------------------------------------------------
                                                                  3,783,162        256
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--8.3%
   25,400   * Allegiance Telecom, Inc.                            2,343,150        159
   60,300   Applied Power, Inc. - Class "A"                       2,216,025        150
   26,000   * Commonwealth Telephone Enterprises, Inc.            1,374,750         93
  127,600   * ICG Communications, Inc.                            2,392,500        162
   68,800   * US LEC Corporation - Class "A"                      2,218,800        150
   23,700   * WinStar Communications, Inc.                        1,774,537        120
---------------------------------------------------------------------------------------
                                                                 12,319,762        834
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--6.4%
   34,900   * Electronics Boutique Holdings Corporation             628,200         43
   39,550   * Fossil, Inc.                                          914,594         62
   91,200   Fred's, Inc. - Class "A"                              1,453,500         98
   94,600   * Hibbett Sporting Goods, Inc.                        1,608,200        109
   41,300   * NCO Group, Inc.                                     1,244,162         84
   82,700   * Sunglass Hut International, Inc.                      930,375         63
   62,800   * Tuesday Morning Corporation                         1,157,875         78
  136,700   Wolverine World Wide, Inc.                            1,495,156        101
---------------------------------------------------------------------------------------
                                                                  9,432,062        638
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--17.8%
   81,700   * Ames Department Stores, Inc.                        2,353,981        159
   40,200   * AT&T Corporation-Liberty Media Group -
              Class "A"                                           2,281,350        155
   39,600   * Beringer Wine Estates Holdings, Inc. -
              Class "B"                                           1,579,050        107
  115,400   * Cinar Corporation - Class "B"                       2,827,300        191
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   48,800   * Citadel Communications Corporation               $  3,165,900  $     214
  106,400   Earthgrains Company                                   1,715,700        116
  188,794   * Four Media Company                                  2,808,311        190
   37,200   * Hain Food Group, Inc.                                 832,350         56
   18,500   * Jones Intercable, Inc. - Class "A"                  1,282,281         87
   69,300   * Suiza Foods Corporation                             2,746,012        186
   67,700   * THQ, Inc.                                           1,569,794        106
   67,300   * Whole Foods Market, Inc.                            3,121,037        211
---------------------------------------------------------------------------------------
                                                                 26,283,066      1,778
---------------------------------------------------------------------------------------
            ENERGY--2.8%
   70,800   * Newfield Exploration Company                        1,893,900        128
   86,400   Santa Fe International Corporation                    2,235,600        151
---------------------------------------------------------------------------------------
                                                                  4,129,500        279
---------------------------------------------------------------------------------------
            FINANCIAL--5.7%
   58,600   Chittenden Corporation                                1,736,025        118
   27,800   Comerica, Inc.                                        1,297,913         88
   48,200   First Tennessee National Corporation                  1,373,700         93
  164,900   HCC Insurance Holdings, Inc.                          2,174,619        147
   67,300   Westamerica Bancorporation                            1,880,194        127
---------------------------------------------------------------------------------------
                                                                  8,462,451        573
---------------------------------------------------------------------------------------
            HEALTHCARE--22.6%
   21,400   * Celgene Corporation                                 1,498,000        101
   29,700   * CONMED Corporation                                    768,488         52
   77,900   Hooper Holmes, Inc.                                   2,005,925        136
   93,900   * Impath, Inc.                                        2,388,581        162
   78,750   Jones Pharma, Inc.                                    3,420,703        232
  175,880   * Kensey Nash Corporation                             2,088,575        141
   68,200   * Medicis Pharmaceutical Corporation                  2,902,763        197
   59,400   * Molecular Devices Corporation                       3,088,800        209
  135,200   * Province Healthcare Company                         2,568,800        174
   65,000   * Renal Care Group, Inc.                              1,519,375        103
  117,200   * Sangstat Medical Corporation                        3,486,700        236
   30,300   Teva Pharmaceutical Industries, Ltd. (ADR)            2,172,131        147
  113,800   * Total Renal Care Holdings, Inc.                       761,038         52
   51,600   * Trigon Healthcare, Inc. - Class "A"                 1,522,200        103
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   41,100   * Universal Health Services, Inc.                  $  1,479,600  $     100
  354,300   * US Oncology, Inc.                                   1,749,356        118
---------------------------------------------------------------------------------------
                                                                 33,421,035      2,263
---------------------------------------------------------------------------------------
            TECHNOLOGY--19.1%
   32,900   * Alpha Industries, Inc.                              1,885,581        128
   35,300   * ASM International NV                                  811,900         55
   25,800   * Asyst Technologies, Inc.                            1,691,513        115
   37,600   * Etec Systems, Inc.                                  1,687,300        114
   36,400   * Insight Communications Company, Inc.                1,078,350         73
   14,200   * InterVu, Inc.                                       1,491,000        101
   78,100   * N I C E Systems, Ltd. (ADR)                         3,841,544        260
  100,200   * Orckit Communications, Ltd.                         3,438,113        233
   58,100   * Performance Technologies, Inc.                      1,009,488         68
   24,700   * PRI Automation, Inc.                                1,657,988        112
  149,600   * Saga Systems, Inc.                                  2,982,650        202
   44,300   * Symantec Corporation                                2,597,088        176
   24,900   * Synopsys, Inc.                                      1,662,075        113
   29,700   W.W. Grainger, Inc.                                   1,420,031         96
   16,000   * Zebra Technologies Corporation                        936,000         63
---------------------------------------------------------------------------------------
                                                                 28,190,621      1,909
---------------------------------------------------------------------------------------
            UTILITIES--1.0%
   63,100   Potomac Electric Power Company                        1,447,356         98
---------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $98,587,577)                 132,426,614      8,964
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE DISCOVERY FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--10.0%
$   3,600M  Bell Atlantic Corp., 5.95%, 1/19/00                $  3,589,249  $     243
    2,000M  Central Louisiana Electric Corp., 6.25%, 1/11/00      1,996,525        135
    2,200M  Ford Motor Credit Co., 6.38%, 1/14/00                 2,198,828        149
    2,200M  Merrill Lynch & Co., Inc., 6.20%, 1/20/00             2,192,778        148
    1,000M  Prudential Funding Corp., 5.89%, 1/11/00                998,357         68
    2,900M  Toyota Motor Credit Co., 6%, 1/11/00                  2,895,147        196
      900M  Union Electric Co., 5.40%, 1/18/00                      897,704         61
---------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $14,768,588)     14,768,588      1,000
---------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $113,356,165)       99.6%      147,195,202      9,964
OTHER ASSETS, LESS LIABILITIES                         .4           534,750         36
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $147,729,952  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE FOCUSED EQUITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Focused Equity Fund. The Fund was launched on November 8, 1999 and ended its fiscal year on December 31, 1999. During the period, the Fund's return on a net asset value basis was 2.5%.

The Fund's performance was driven mainly by stock selection and its large exposure to leading media, content and distribution companies such as Liberty Media, CBS (which is merging with Viacom Inc.), Clear Channel Communications and Infinity Broadcasting. Also, as broadband is rolled out, the cable companies will benefit. The value of broadband as well as content is clearly increasing as the Internet develops as another form of distribution and the need for content grows. Also, one of the few Internet models that is proving to be profitable is advertising-based content, commerce and communication platforms. This is very much like other media companies and we believe that the need to merge will grow and the valuations will converge.

Liberty Media provided the largest positive performance to the portfolio. Liberty Media owns a variety of publicly-traded companies. Its two largest investments have been subject to takeovers: Time Warner announced a definitive merger agreement to be purchased by America Online and Sprint PCS Group announced an agreement to be purchased by MCI Worldcom. We believe that the combination of America Online and Time Warner provides the platform for the combined company to be a leader in bringing all forms of digital services to the consumer. The cable networks that are majority owned by Liberty are performing very strongly and we expect increases of over twenty percent in cash flow growth from increased advertising and commerce revenue.

Other strong performers held by the Fund were Yahoo, Microsoft and Nextel Communications. These companies benefited from a huge re-evaluation of technology companies. Multiples have expanded dramatically as investors are discounting a long growth cycle in the development of the Internet as a necessity for all businesses to compete. The growth opportunities in this sector are astounding but some of the valuations are particularly alarming.

Investments that negatively affected the portfolio include Tyco International and M&T Bank. We trimmed our investment in Tyco because of the government's investigation into its earnings, but still think that the stock is inexpensive given the free cash flow it is generating. We hope that if there is an earnings adjustment, it is not material. M&T Bank continues to deliver excellent earnings but the market has little interest in domestic financials. We have, however, benefited from our

FIRST INVESTORS LIFE FOCUSED EQUITY FUND

investments in multinational financials such as American Express and Citigroup. These companies are expected to benefit from strengthening worldwide economies. In general, the market is placing a premium on rapid growth and discounting more modestly growing companies.

The stock market had a very strong performance in the fourth quarter. Technology stocks and more particularly, shares of companies that are leaders in the Internet and broadband development advanced dramatically. Traditional methods of valuation are being tested as the Internet revolution is spurring growth with expectations of very high returns. With worldwide economies improving, U.S. multinationals are well-positioned to improve earnings. However, with interest rates increasing, the market is discounting those sectors that are more exposed to the traditional late cycle parts of the economy. We believe that the economy continues to grow strongly with limited inflation, but given present valuations the margin for error has declined. We continue to focus on companies with good franchises that trade at reasonable valuations.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Colin G. Morris

Colin G. Morris
Portfolio Manager

January 31, 2000

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--71.3%
            CAPITAL GOODS--2.6%
      550   General Dynamics Corporation                       $   29,012  $     145
      600   Tyco International, Ltd.                               23,325        117
-------------------------------------------------------------------------------------
                                                                   52,337        262
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--9.6%
      300   Bell Atlantic Corporation                              18,469         93
    1,300   * L-3 Communications Holdings, Inc.                    54,112        271
    1,500   * MCI WorldCom, Inc.                                   79,594        399
      100   * Nextel Communications, Inc. - Class "A"              10,312         52
      400   US West, Inc.                                          28,800        144
-------------------------------------------------------------------------------------
                                                                  191,287        959
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--31.7%
    3,500   * AT&T Corporation-Liberty Media Group -
              Class "A"                                           198,625        995
      900   * CBS Corporation                                      57,544        288
      700   * Clear Channel Communications, Inc.                   62,475        313
    3,500   Coca Cola Enterprises, Inc.                            70,437        353
      500   Coca-Cola Company                                      29,125        146
    1,000   Comcast Corporation - Spec. Class "A"                  50,250        252
      950   * Infinity Broadcasting Corporation - Class "A"        34,378        172
    1,000   * MediaOne Group, Inc.                                 76,812        385
      550   Pepsi Bottling Group, Inc.                              9,109         46
      600   Time Warner, Inc.                                      43,463        218
-------------------------------------------------------------------------------------
                                                                  632,218      3,168
-------------------------------------------------------------------------------------
            FINANCIAL--8.5%
      275   American Express Company                               45,719        229
      300   American International Group, Inc.                     32,438        162
      900   Citigroup, Inc.                                        50,006        250
      100   M&T Bank Corporation                                   41,425        207
-------------------------------------------------------------------------------------
                                                                  169,588        848
-------------------------------------------------------------------------------------
            HEALTHCARE--5.8%
      800   Baxter International, Inc.                             50,250        252
      500   Eli Lilly and Company                                  33,250        167
    1,000   Pfizer, Inc.                                           32,438        162
-------------------------------------------------------------------------------------
                                                                  115,938        581
-------------------------------------------------------------------------------------

FIRST INVESTORS LIFE FOCUSED EQUITY FUND
December 31, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
   SHARES   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            TECHNOLOGY--13.1%
      200   * America Online, Inc.                             $   15,088  $      76
      300   * Apple Computer, Inc.                                 30,844        154
      300   Computer Associates International, Inc.                20,981        105
      100   Intel Corporation                                       8,231         41
      300   International Business Machines Corporation            32,400        162
      200   Lucent Technologies, Inc.                              14,963         75
      700   * Microsoft Corporation                                81,725        409
      250   Motorola, Inc.                                         36,813        184
       50   * Yahoo!, Inc.                                         21,634        108
-------------------------------------------------------------------------------------
                                                                  262,679      1,314
-------------------------------------------------------------------------------------

TOTAL VALUE OF COMMON STOCKS (cost $1,332,629)       71.3%      1,424,047      7,132
OTHER ASSETS, LESS LIABILITIES                       28.7         572,584      2,868
------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $1,996,631  $  10,000
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE GOVERNMENT FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Government Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 1.1%, compared to a return of
 .1% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 59.4 cents per share.

Since the Fund invests primarily in mortgage-backed bonds, the primary factors affecting the Fund's performance were the substantial rise in interest rates and the decreased rate of home refinancings. The reporting period began with the yield spread between mortgage-backed bonds and Treasury securities at a wide level that reflected the record volume of mortgage refinancings in the previous year. As the year progressed, the spread tightened considerably as interest rates rose, refinancing activities slowed, and the supply of new mortgage-backed bonds fell. In this environment, investors bought mortgage-backed bonds to capture their large-yield advantage relative to Treasuries. Mortgage-backed bonds significantly outperformed Treasuries during the reporting period due to narrowing of spreads and the former's relatively high yield.

The Fund posted excellent performance relative to its peer group funds. The Fund began the reporting period with 74% of its assets in mortgage-backed bonds, 25% in U.S. Agency and Treasury notes, and 1% in cash. The mortgage-backed bonds in the Fund were primarily high-coupon bonds with a history of low prepayment levels. During the year, we added to our holdings of high-coupon mortgage-backed bonds, again focusing on bonds with histories of low prepayment levels. These high-coupon bonds provided a cushion against rising interest rates, and outperformed lower-coupon mortgage-backed bonds and Treasury notes.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Government Fund, the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999         LIFE GOVERNMENT         SALOMON BROTHERS  SALOMON BROTHERS
                                      FUND               MORTGAGE INDEX      GOVERNMENT
                                                                               INDEX
Jan-92                                         $10,000           $10,000           $10,000
Dec-92                                          10,979            10,848            10,893
Dec-93                                          11,680            11,612            12,056
Dec-94                                          11,201            11,446            11,650
Dec-95                                          12,952            13,365            13,794
Dec-96                                          13,416            14,081            14,199
Dec-97                                          14,572            15,387            15,569
Dec-98                                          15,671            16,461            17,101
Dec-99                                          15,835            16,762            16,720
                          Average Annual Total Return*
One Year                                         1.05%
Five Years                                       7.17%
Since Inception (1/7/92)                         5.92%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE GOVERNMENT FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE SALOMON BROTHERS MORTGAGE INDEX AND THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS MORTGAGE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF ALL AGENCY PASS-THROUGHS AND FHA AND GNMA PROJECT NOTES. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDICES IS TRADER-PRICED, AND THE INDICES FOLLOW CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDICES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN .90%, 6.92% AND 5.58%, RESPECTIVELY.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS MORTGAGE INDEX AND SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GOVERNMENT FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--58.9%
            FEDERAL HOME LOAN MORTGAGE CORPORATION--7.8%
$     819M    8.50%, 7/1/2022-9/1/2024                         $   845,866  $     777
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--24.0%
    1,571M    9%, 6/1/2015-11/1/2026                             1,636,619      1,505
      888M    11%, 10/1/2015                                       974,277        895
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
             PROGRAM--27.1%
    1,262M    8%, 7/15/2018                                      1,285,764      1,182
    1,356M    10%, 5/15/2019-8/15/2019                           1,459,135      1,341
      181M    11.50%, 10/15/2012-5/15/2015                         200,856        185
--------------------------------------------------------------------------------------
TOTAL VALUE OF MORTGAGE-BACKED CERTIFICATES
  (cost $6,527,948)                                              6,402,517      5,885
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--12.7%
    1,000M  Federal Home Loan Banks, 5.80%, 9/2/2008               919,119        845
      500M  Federal Home Loan Mortgage Corporation, 5.75%,
              4/15/2008                                            459,277        422
--------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $1,451,069)                                              1,378,396      1,267
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--26.1%
    2,250M  United States Treasury Notes 5.625%, 5/15/2008       2,117,111      1,946
      750M  United States Treasury Notes 6%, 8/15/2009             726,797        668
--------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost $2,988,029)     2,843,908      2,614
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $10,967,046)        97.7%      10,624,821      9,766
OTHER ASSETS, LESS LIABILITIES                        2.3          254,953        234
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $10,879,774  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE GROWTH FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Growth Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 26.5%, compared to a return of 29.3% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 9.9 cents per share. The Fund also declared a capital gains distribution of $1.637 per share.

The year 1999 proved to be another extraordinary year for investors. Technology stocks were the clear leaders for the year driving markets and valuations to new highs. Indeed, Internet-related stocks offered eye-popping triple-digit returns dwarfing even traditional technology leaders. The Standard & Poor's 500 Index ("S&P 500") was up 19.5%; however, the narrow momentum character of the market is exemplified by the fact that when technology stocks are removed from the S&P 500, the Index was only up mid-single digits for the year with electric utilities, most transportation stocks and many consumer brand companies actually down for the year. In fact, more stocks provided negative returns in 1999 than positive returns.

In this environment, the Fund benefited from its stock selections. In particular, communications equipment companies such as Cisco Systems, Nokia and Motorola contributed strongly to the Fund's return in 1999. Electronics was another important area, with Applied Materials, Texas Instruments, Analog Devices and Intel all adding to the Fund's return. Other technology companies, such as Microsoft (software and services) and EMC (the storage company), also saw their stock prices rise strongly during the year.

An accelerating world economy continues to be central to our investment outlook for 2000 which generally has the Fund tilted toward more economically-sensitive areas and underweight in stable sectors. We anticipate about 3.5% world real Gross Domestic Product based on a moderating but still robust environment in the U.S. and accelerating economic growth across Europe. Our current strategy emphasizes sectors that can benefit from a more synchronized global recovery. These include sectors such as materials, industrial and select technology sector stocks in networking, communication, semiconductors and storage. Commodity markets should benefit from higher prices in sectors such as paper and aluminum, while industrial stocks should benefit from better capacity utilization. These are trends that we believe will benefit the Fund going forward.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Matthew E. Megargel

Matthew E. Megargel
Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Growth Fund and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999              LIFE                 S&P
                                 GROWTH FUND           500 INDEX
Jan-90                                        $10,000    $10,000
Dec-90                                          9,701      9,691
Dec-91                                         13,066     12,643
Dec-92                                         14,343     13,606
Dec-93                                         15,204     14,975
Dec-94                                         14,767     15,173
Dec-95                                         18,476     20,875
Dec-96                                         22,994     25,667
Dec-97                                         29,726     34,231
Dec-98                                         37,857     43,932
Dec-99                                         47,877     53,176
                         Average Annual Total Return*
One Year                                       26.47%
Five Years                                     26.52%
Ten Years                                      16.95%

  * THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE GROWTH FUND BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 16.73%.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE GROWTH FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--98.0%
            AEROSPACE/DEFENSE--1.1%
   14,000   * General Motors Corporation - Class "H"           $  1,344,000  $      51
   23,400   United Technologies Corporation                       1,521,000         58
---------------------------------------------------------------------------------------
                                                                  2,865,000        109
---------------------------------------------------------------------------------------
            BANKS--3.8%
   81,998   Citigroup, Inc.                                       4,556,014        174
   17,100   Mercantile Bankshares Corporation                       546,131         21
   16,000   National Commerce Bancorporation                        363,000         14
   26,600   State Street Corporation                              1,943,462         74
   66,000   U.S. Bancorp                                          1,571,625         60
   14,200   Westamerica Bancorporation                              396,712         15
   15,000   Wilmington Trust Corporation                            723,750         28
---------------------------------------------------------------------------------------
                                                                 10,100,694        386
---------------------------------------------------------------------------------------
            BUSINESS SERVICES--3.5%
   13,000   * DeVry, Inc.                                           242,125          9
   24,600   G & K Services, Inc.                                    796,425         30
   30,400   Herman Miller, Inc.                                     699,200         27
   28,700   Hertz Corporation - Class "A"                         1,438,587         55
   23,800   * Ionics, Inc.                                          669,375         26
   49,400   * Iron Mountain, Inc.                                 1,942,037         74
   56,100   Manpower, Inc.                                        2,110,762         80
   13,000   * NCO Group, Inc.                                       391,625         15
   22,750   * Tetra Tech, Inc.                                      349,781         13
   38,756   * United Rentals, Inc.                                  663,696         25
---------------------------------------------------------------------------------------
                                                                  9,303,613        354
---------------------------------------------------------------------------------------
            CHEMICALS--1.3%
   31,300   Du Pont (E.I.) de Nemours & Company                   2,061,887         79
   11,000   MacDermid, Inc.                                         451,687         17
   25,500   Minerals Technologies, Inc.                           1,021,594         39
---------------------------------------------------------------------------------------
                                                                  3,535,168        135
---------------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT--8.0%
    6,500   * Black Box Corporation                                 435,500         17
   89,900   * Broadwing, Inc.                                     3,315,062        126
   57,300   * Cisco Systems, Inc.                                 6,138,262        234
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT (continued)
   49,536   Lucent Technologies, Inc.                          $  3,705,912  $     141
   21,100   Motorola, Inc.                                        3,106,975        118
   22,800   Nokia Corporation (ADR) - Class "A"                   4,332,000        165
---------------------------------------------------------------------------------------
                                                                 21,033,711        801
---------------------------------------------------------------------------------------
            COMPUTERS & OFFICE EQUIPMENT--4.2%
    2,800   * Affiliated Computer Services, Inc. - Class A          128,800          5
   14,900   * EMC Corporation                                     1,627,825         62
   18,600   Hewlett-Packard Company                               2,119,237         81
   32,800   International Business Machines Corporation           3,542,400        135
    7,900   Symbol Technologies, Inc.                               502,144         19
   55,900   * Unisys Corporation                                  1,785,306         68
   52,600   Xerox Corporation                                     1,193,362         45
---------------------------------------------------------------------------------------
                                                                 10,899,074        415
---------------------------------------------------------------------------------------
            DRUGS--6.2%
   11,000   * ALZA Corporation                                      380,875         15
   61,300   American Home Products Corporation                    2,417,519         92
   16,500   * Genzyme Corporation                                   742,500         28
   26,300   * Immunex Corporation                                 2,874,919        110
   25,500   Johnson & Johnson                                     2,374,687         91
   38,600   Merck & Company, Inc.                                 2,588,612         99
   26,800   Monsanto Company                                        954,750         36
   40,000   Pharmacia & Upjohn, Inc.                              1,800,000         69
   24,900   Warner-Lambert Company                                2,040,244         78
---------------------------------------------------------------------------------------
                                                                 16,174,106        618
---------------------------------------------------------------------------------------
            ELECTRIC UTILITIES--.2%
   15,800   Montana Power Company                                   569,787         22
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--2.9%
   44,500   General Electric Company                              6,886,375        262
   26,200   * Littelfuse, Inc.                                      635,759         24
---------------------------------------------------------------------------------------
                                                                  7,522,134        286
---------------------------------------------------------------------------------------
            ELECTRONICS--6.1%
   46,300   * Analog Devices, Inc.                                4,305,900        164
   21,400   * Applied Materials, Inc.                             2,711,112        103
    6,200   * Broadcom Corporation - Class "A"                    1,688,725         64
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            ELECTRONICS (continued)
    6,800   * C-Cube Microsystems, Inc.                        $    423,300  $      16
   15,800   Dallas Semiconductor Corporation                      1,018,112         39
   44,800   Intel Corporation                                     3,687,600        141
   19,800   * Micron Technology, Inc.                             1,539,450         59
    5,000   Texas Instruments, Inc.                                 484,375         18
    2,800   * Xilinx, Inc.                                          127,313          5
---------------------------------------------------------------------------------------
                                                                 15,985,887        609
---------------------------------------------------------------------------------------
            ENERGY SERVICES--1.4%
    7,100   * Hanover Compressor Company                            268,025         10
   34,400   Schlumberger, Ltd.                                    1,935,000         74
   46,559   Transocean Sedco Forex, Inc.                          1,568,456         60
---------------------------------------------------------------------------------------
                                                                  3,771,481        144
---------------------------------------------------------------------------------------
            ENERGY SOURCES--2.6%
    6,400   * Barrett Resources Corporation                         188,400          7
   19,400   Chevron Corporation                                   1,680,525         64
   31,600   Exxon Mobil Corporation                               2,545,775         97
   39,300   Royal Dutch Petroleum Company - NY Shares (ADR)       2,375,194         91
---------------------------------------------------------------------------------------
                                                                  6,789,894        259
---------------------------------------------------------------------------------------
            ENTERTAINMENT--.3%
   29,500   * Speedway Motorsports, Inc.                            820,469         31
---------------------------------------------------------------------------------------
            FINANCIAL SERVICES--3.4%
   78,500   Associates First Capital Corporation                  2,153,844         82
   27,680   Fannie Mae                                            1,728,270         66
   80,900   Franklin Resources, Inc.                              2,593,856         99
   10,000   Investment Technology Group                             287,500         11
   27,500   Merrill Lynch & Company, Inc.                         2,296,250         88
---------------------------------------------------------------------------------------
                                                                  9,059,720        346
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--.9%
   24,400   * Beringer Wine Estates Holdings, Inc.- Class "B"       972,950         37
   39,100   PepsiCo, Inc.                                         1,378,275         53
---------------------------------------------------------------------------------------
                                                                  2,351,225         90
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTH SERVICES--1.8%
   35,000   Cardinal Health, Inc.                              $  1,675,625  $      64
   49,450   Columbia HCA Healthcare Corporation                   1,449,503         55
   53,900   * Covance, Inc.                                         582,794         22
   21,900   Shared Medical Systems Corporation                    1,115,531         43
---------------------------------------------------------------------------------------
                                                                  4,823,453        184
---------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS--1.5%
   10,100   * Bush Boake Allen, Inc.                                248,081          9
   23,000   Gillette Company                                        947,313         36
   24,000   Procter & Gamble Company                              2,629,500        100
---------------------------------------------------------------------------------------
                                                                  3,824,894        145
---------------------------------------------------------------------------------------
            HOUSING--.2%
   16,900   Ethan Allen Interiors, Inc.                             541,856         21
---------------------------------------------------------------------------------------
            INSURANCE--3.6%
   92,800   ACE, Ltd.                                             1,548,600         59
   31,116   American International Group, Inc.                    3,364,418        128
   40,000   Marsh & McLennan Companies, Inc.                      3,827,500        146
   30,000   Reinsurance Group of America, Inc.                      832,500         32
---------------------------------------------------------------------------------------
                                                                  9,573,018        365
---------------------------------------------------------------------------------------
            MACHINERY & MANUFACTURING--2.8%
   14,000   Caterpillar, Inc.                                       658,875         25
   21,700   Corning, Inc.                                         2,797,944        107
   10,600   Donaldson Company, Inc.                                 255,063         10
   24,800   Illinois Tool Works, Inc.                             1,675,550         64
    8,000   Nordson Corporation                                     386,000         15
   43,500   Tyco International, Ltd.                              1,691,063         64
---------------------------------------------------------------------------------------
                                                                  7,464,495        285
---------------------------------------------------------------------------------------
            MEDIA--9.4%
   13,000   * ACNielsen Corporation                                 320,125         12
   28,200   * Acxiom Corporation                                    676,800         26
   35,200   * America Online, Inc.                                2,655,400        101
  139,400   * American Tower Corporation - Class "A"              4,260,413        162
   74,200   * AT&T Corporation-Liberty Media Group -
              Class "A"                                           4,210,850        161
   11,500   * Catalina Marketing Corporation                      1,331,125         51
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MEDIA (continued)
   32,100   * CBS Corporation                                  $  2,052,394  $      78
   41,200   * Cox Communications, Inc. - Class "A"                2,121,800         81
   29,000   Gannett Company, Inc.                                 2,365,313         90
   10,700   * Sprint Corporation                                  1,096,750         42
   24,600   Time Warner, Inc.                                     1,781,963         68
    2,000   * Univision Communications, Inc.                        204,375          8
   52,700   Walt Disney Company                                   1,541,475         59
---------------------------------------------------------------------------------------
                                                                 24,618,783        939
---------------------------------------------------------------------------------------
            MEDICAL PRODUCTS--2.6%
   42,800   Abbott Laboratories                                   1,554,175         59
   29,200   Baxter International, Inc.                            1,834,125         70
   63,200   * Waters Corporation                                  3,349,600        128
---------------------------------------------------------------------------------------
                                                                  6,737,900        257
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.8%
   16,200   Bemis Company, Inc.                                     564,975         22
   22,400   Weyerhaeuser Company                                  1,608,600         61
---------------------------------------------------------------------------------------
                                                                  2,173,575         83
---------------------------------------------------------------------------------------
            RETAIL--7.9%
   20,000   * Bed Bath & Beyond, Inc.                               695,000         26
   46,800   CVS Corporation                                       1,869,075         71
   36,000   Dayton Hudson Corporation                             2,643,750        101
  151,075   Dollar General Corporation                            3,436,956        131
   31,000   Family Dollar Stores, Inc.                              505,688         19
   57,900   Home Depot, Inc.                                      3,969,769        151
   39,100   Intimate Brands, Inc.                                 1,686,188         64
   72,300   Wal-Mart Stores, Inc.                                 4,997,738        191
   17,500   * Whole Foods Market, Inc.                              811,563         31
---------------------------------------------------------------------------------------
                                                                 20,615,727        785
---------------------------------------------------------------------------------------
            SOFTWARE/SERVICES--13.0%
   19,200   * American Management Systems, Inc.                     602,400         23
   52,000   Automatic Data Processing, Inc.                       2,801,500        107
   14,600   * BISYS Group, Inc.                                     952,650         36
  100,900   * Cambridge Technology Partners, Inc.                 2,648,625        101
   27,200   * CheckFree Holdings Corporation                      2,842,400        108
   33,000   * Computer Sciences Corporation                       3,122,625        119
---------------------------------------------------------------------------------------

FIRST INVESTORS LIFE GROWTH FUND
December 31, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SOFTWARE/SERVICES (continued)
   15,300   * DST Systems, Inc.                                $  1,167,581  $      44
   40,000   First Data Corporation                                1,972,500         75
   11,000   * Fiserv, Inc.                                          421,438         16
    3,700   * Macromedia, Inc.                                      270,563         10
   69,100   * Microsoft Corporation                               8,067,425        308
   14,000   * NOVA Corporation                                      441,875         17
   20,000   * Oracle Corporation                                  2,241,250         85
   86,600   * Parametric Technology Corporation                   2,343,613         89
   12,400   * Policy Management Systems Corporation                 316,975         12
   14,900   * Sterling Commerce, Inc.                               507,531         19
   47,600   * Sterling Software, Inc.                             1,499,400         57
   14,000   * Sungard Data System                                   332,500         13
   14,100   * Synopsys, Inc.                                        941,175         36
   31,000   * Systems & Computer Technology Corporation             503,750         19
---------------------------------------------------------------------------------------
                                                                 33,997,776      1,294
---------------------------------------------------------------------------------------
            TELEPHONE--6.3%
   60,000   AT&T Corporation                                      3,045,000        116
   45,900   Bell Atlantic Corporation                             2,825,719        108
   61,050   * MCI WorldCom, Inc.                                  3,239,466        123
   44,100   * McLeodUSA, Inc. - Class "A"                         2,596,388         99
   54,100   SBC Communications, Inc.                              2,637,375        101
   54,300   * Telecorp PCS, Inc.                                  2,063,400         79
---------------------------------------------------------------------------------------
                                                                 16,407,348        626
---------------------------------------------------------------------------------------
            TRANSPORTATION--.4%
   15,850   * Air Express International Corporation                 512,152         20
   11,300   C. H. Robinson Worldwide, Inc.                          449,175         17
---------------------------------------------------------------------------------------
                                                                    961,327         37
---------------------------------------------------------------------------------------
            TRAVEL & LEISURE--1.8%
   31,900   * AMR Corporation                                     2,137,300         81
   54,500   McDonald's Corporation                                2,197,031         84
   25,000   * Mesaba Holdings, Inc.                                 285,938         11
---------------------------------------------------------------------------------------
                                                                  4,620,269        176
---------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $159,101,592)                257,142,384      9,802
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT--2.0%
$   5,150M  Paine Webber, Inc., 3.00%, 1/3/00 (collateralized
              by U.S. Treasury Bonds, due 2/15/01, valued at
              $5,210,094)(cost $5,150,000)                     $  5,150,000  $     196
---------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $164,251,592)      100.0%      262,292,384      9,998
OTHER ASSETS, LESS LIABILITIES                         .0            41,599          2
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $262,333,983  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE HIGH YIELD FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life High Yield Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 5.0%, compared to a return of 4.5% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of $1.023 per share. The Fund also declared a capital gains distribution of 1.6 cents per share.

The primary factors that drove the Fund's performance during the fiscal year were the rising interest-rate environment and credit developments--both positive and negative--within the portfolio.

Early in 1999, investor comfort with sustainable growth turned into a fear of rising interest rates. This enabled higher-risk investments such as high yield bonds to outperform Treasury securities. Widespread concerns about emerging markets began to be relieved as Brazil devalued its currency and took some steps toward fiscal reform. The improved performance of emerging markets removed a large concern overhanging all markets. This spurred the high yield market, and caused both the aggressiveness and volume of domestic high yield bond issues to grow.

As the year progressed, the prospect of accelerating domestic growth and tight employment conditions fueled inflation worries. Markets thus began to expect Federal Reserve tightening and the resulting demand for higher yields caused new issue activity to slow appreciably. After the Fed raised interest rates in June, investors showed an increasing preference for larger, higher-rated, more liquid bond issues. Issues not meeting these criteria underperformed and became difficult to trade. This contrasted pretty sharply with the outperformance of more aggressive transactions earlier in the year.

As the year progressed, concerns continued to mount regarding additional interest rate hikes. Ultimately, the rapid pace of growth led the Fed to raise interest rates again in August and a third time in October. Market liquidity became problematic as pent-up demand for capital collided with investor defensiveness and demands for higher yields. On top of year 2000 uncertainty, investors also became less tolerant of incipient credit problems as more have occurred.

During 1999, the default rate of high yield bonds more than doubled from the 1998 level, to about 4%. However, late in the year, premiums in the high yield market--the DLJ High Yield Index began October at an unusually high 6.11% more than Treasuries--partially overcame Y2K fears. Thus, selective new deals from large, liquid, widely followed issuers were completed, performed well and aroused hopes for 2000.

Throughout the reporting period, a number of other factors stand out as having had an impact on the Fund's performance. The Fund's performance was aided by its emerging markets holdings, as well as several of its telecommunications companies, which as a group have proven to be dynamic drivers of economic growth. The Fund also benefited from premiums paid on some repurchases and calls of successful credits. Although the U.S. enjoyed strong economic growth, company and management-specific problems still affected some holdings. The Fund's performance was negatively impacted by the fact that it had few holdings in the growing European high yield community of issuers, which began to outperform as Euro currency-based investors began to commit. Holdings in the U.S. health care sector, usually viewed as defensive, also hurt the Fund. A number of long-term care companies suffered because of difficulties in adjusting to new Medicare reimbursement rules enacted under the Balanced Budget Act of 1997. The energy sector began the year weakly, but most companies rebounded thanks to improved pricing of oil and natural gas.

The Fund will continue to focus on uncovering the high yield bonds of companies whose strong managements, market positions, strategies and results are likely to provide us with value improvement in the high yield market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones
Nancy W. Jones
Portfolio Manager*

January 31, 2000

* Effective January 1, 2000, Ms. Jones serves as Portfolio Manager of the Fund.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life High Yield Fund and the CS First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999      LIFE HIGH YIELD FUND             CS FIRST
                                                       BOSTON HIGH YIELD INDEX
Jan-90                                        $10,000                  $10,000
Dec-90                                          9,304                    9,362
Dec-91                                         12,453                   13,458
Dec-92                                         14,103                   15,700
Dec-93                                         16,664                   18,669
Dec-94                                         16,403                   18,488
Dec-95                                         19,654                   21,701
Dec-96                                         22,122                   24,396
Dec-97                                         24,881                   27,477
Dec-98                                         25,664                   27,637
Dec-99                                         26,936                   28,261
                         Average Annual Total Return*
One Year                                        4.95%
Five Years                                     10.43%
Ten Years                                      10.42%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE HIGH YIELD FUND BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,493 DIFFERENT ISSUES, 1,290 OF WHICH ARE CASH PAY, 160 ARE ZERO-COUPON, 9 ARE STEP BONDS, 12 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 22 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.7 YEARS, AN AVERAGE MATURITY OF 7.8 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR TEN YEARS WOULD HAVE BEEN 10.28%.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ISSUERS OF THE HIGH YIELD BONDS, IN WHICH THE FUND PRIMARILY INVESTS, PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--90.3%
            APPAREL/TEXTILES--1.6%
$   1,100M  Polymer Group, Inc., 9%, 2007                      $ 1,072,500  $     159
--------------------------------------------------------------------------------------
            AUTOMOTIVE--4.0%
    1,000M  Collins & Aikman Products Co., 11.50%, 2006            990,000        147
      950M  Exide Corp., 10%, 2005                                 909,626        135
    1,000M  Special Devices, Inc., 11.375%, 2008                   785,000        116
--------------------------------------------------------------------------------------
                                                                 2,684,626        398
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--.8%
      500M  Falcon Building Products, Inc., 9.50%, 2007            506,250         75
--------------------------------------------------------------------------------------
            CHEMICALS--1.8%
      600M  Huntsman Polymers Corp., 11.75%, 2004                  630,000         93
      700M  Hydrochem Industrial Services, Inc., 10.375%,
              2007                                                 603,750         89
--------------------------------------------------------------------------------------
                                                                 1,233,750        182
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.3%
      970M  Corning Consumer Products, Co., 9.625%, 2008           771,150        114
      700M  Herff Jones, Inc., 11%, 2005                           746,375        111
--------------------------------------------------------------------------------------
                                                                 1,517,525        225
--------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--2.9%
    1,000M  Radnor Holdings, Inc., 10%, 2003                     1,005,000        149
      900M  Tekni-Plex, Inc., 9.25%, 2008                          918,000        136
--------------------------------------------------------------------------------------
                                                                 1,923,000        285
--------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--2.8%
      750M  Clark Material Handling, Inc., 10.75%, 2006            266,250         39
    1,040M  Columbus McKinnon Corp., 8.50%, 2008                   899,600        133
    1,000M  Numatics, Inc., 9.625%, 2008                           755,000        112
--------------------------------------------------------------------------------------
                                                                 1,920,850        284
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.9%
    1,250M  Amphenol Corp., 9.875%, 2007                         1,306,250        193
--------------------------------------------------------------------------------------
            ENERGY--5.0%
      800M  Chesapeake Energy Corp., 9.625%, 2005                  760,000        113
      950M  Giant Industries, Inc., 9.75%, 2003                    928,625        137
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ENERGY (continued)
$   1,000M  Veritas DGC, Inc., 9.75%, 2003                     $ 1,020,000  $     151
      650M  Vintage Petroleum, Inc., 9%, 2005                      645,125         96
--------------------------------------------------------------------------------------
                                                                 3,353,750        497
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--4.0%
    1,000M  Carmike Cinemas, Inc., 9.375%, 2009                    870,000        129
    1,100M  Loews Cineplex Entertainment Corp., 8.875%, 2008       973,500        144
    1,200M  Outboard Marine Corp., 10.75%, 2008                    870,000        129
--------------------------------------------------------------------------------------
                                                                 2,713,500        402
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--3.4%
    1,300M  Canandaigua Brands, Inc., 8.50%, 2009                1,241,500        184
    1,000M  International Home Foods, Inc., 10.375%, 2006        1,042,500        154
--------------------------------------------------------------------------------------
                                                                 2,284,000        338
--------------------------------------------------------------------------------------
            GAMING/LODGING--2.8%
    1,000M  Hollywood Park, Inc., 9.25%, 2007                      996,250        148
    1,000M  Isle of Capri Casinos, Inc., 8.75%, 2009               925,000        137
--------------------------------------------------------------------------------------
                                                                 1,921,250        285
--------------------------------------------------------------------------------------
            HEALTHCARE--5.1%
      500M  Fisher Scientific International, Inc., 7.125%,
              2005                                                 454,635         67
      950M  Fisher Scientific International, Inc., 9%, 2008        914,375        135
      600M  Genesis Health Ventures, Inc., 9.75%, 2005 ++          249,000         37
      350M  Integrated Health Services, Inc., 9.50%, 2007 ++        22,313          3
    1,000M  Packard Bioscience, Inc., 9.375%, 2007                 855,000        127
    1,000M  Tenet Healthcare Corp., 8.625%, 2007                   975,000        144
--------------------------------------------------------------------------------------
                                                                 3,470,323        513
--------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.9%
      600M  ChipPac International, Ltd., 12.75%, 2009 +            632,250         94
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--7.9%
    1,100M  Diva Systems Corp., 0%-12.625%, 2008                   434,500         64
    1,100M  Echostar DBS Corp., 9.375%, 2009                     1,108,250        164
    1,000M  Grupo Televisa, SA, 11.875%, 2006                    1,077,500        160
    1,000M  Rogers Communications, Inc., 8.875%, 2007            1,005,000        149
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING) (continued)
$   1,000M  Salem Communications Corp., 9.50%, 2007            $ 1,006,250  $     149
      700M  Star Choice Communications, Inc., 13%, 2005            701,750        104
--------------------------------------------------------------------------------------
                                                                 5,333,250        790
--------------------------------------------------------------------------------------
            MEDIA (OTHER)--2.8%
    1,000M  Garden State Newspapers, Inc., 8.625%, 2011            920,000        136
    1,000M  Mail-Well I Corp., 8.75%, 2008                         955,000        141
--------------------------------------------------------------------------------------
                                                                 1,875,000        277
--------------------------------------------------------------------------------------
            MINING/METALS--6.1%
      900M  Commonwealth Aluminum Corp., 10.75%, 2006              913,500        135
    1,000M  CSN Iron, SA, 9.125%, 2007 +                           838,125        124
      750M  WCI Steel, Inc., 10%, 2004                             766,875        114
      700M  Wells Aluminum Corp., 10.125%, 2005                    677,250        100
    1,000M  Wheeling-Pittsburgh Corp., 9.25%, 2007                 950,000        141
--------------------------------------------------------------------------------------
                                                                 4,145,750        614
--------------------------------------------------------------------------------------
            MISCELLANEOUS--6.1%
    1,150M  Allied Waste NA, Inc., 10%, 2009 +                   1,029,250        152
    1,000M  Iron Mountain, Inc., 8.25%, 2011                       915,000        135
    1,250M  Kindercare Learning Centers, Inc., 9.50%, 2009       1,225,000        181
      950M  Loomis Fargo & Co., 10%, 2004                          942,875        140
--------------------------------------------------------------------------------------
                                                                 4,112,125        608
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--7.5%
      500M  Container Corp., 11.25%, 2004                          517,500         77
    1,050M  Packaging Corporation of America, 9.625%, 2009       1,076,250        159
    1,000M  Riverwood International Corp., 10.25%, 2006          1,023,750        152
      800M  S.D. Warren Co., Inc., 12%, 2004                       837,000        124
      501M  S.D. Warren Co., Inc., 14%, 2006                       565,655         84
    1,000M  Stone Container Corp., 10.75%, 2002                  1,030,000        153
--------------------------------------------------------------------------------------
                                                                 5,050,155        749
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE HIGH YIELD FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
PRINCIPAL                                                                     INVESTED
   AMOUNT                                                                     FOR EACH
       OR                                                                   $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            REAL ESTATE/CONSTRUCTION--.6%
$     800M  Cathay International, Ltd., 13%, 2008 +            $   416,000  $      62
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--18.6%
      650M  21st Century Telecom Group, Inc., 0%-12.25%, 2008      437,125         65
    1,500M  E. Spire Communications, Inc., 0%-13%, 2005            780,000        115
    1,000M  Global Crossing Holdings, Ltd., 9.125%, 2006 +         991,250        147
    1,000M  Level 3 Communications, Inc., 9.125%, 2008             945,000        140
    1,000M  McCaw International, Ltd., 0%-13%, 2007                690,000        102
    1,250M  Netia Holdings BV, 0%-11.25%, 2007                     815,625        121
    1,000M  Nextlink Communications, Inc., 9%, 2008                943,750        140
    1,150M  Pac-West Telecommunications, Inc., 13.50%, 2009      1,196,000        177
    1,100M  Powertel, Inc., 0%-12%, 2006                           962,500        143
    1,000M  Qwest Communications International, Inc.,
              0%-9.47%, 2007                                       807,500        120
    1,200M  RCN Corp., 0%-11%, 2008                                792,000        117
    1,500M  Viatel, Inc., 0%-12.50%, 2008                          948,750        140
      750M  VoiceStream Wirelesss Corp., 0%-11.875%, 2009 +        455,625         67
      500M  Williams Communications Group, Inc., 10.875%,
              2009                                                 525,000         78
    1,400M  World Access, Inc., 13.25%, 2008                     1,267,000        188
--------------------------------------------------------------------------------------
                                                                12,557,125      1,860
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.4%
    1,000M  American Commercial Lines, LLC, 10.25%, 2008           960,000        142
--------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $65,817,753)               60,989,229      9,032
--------------------------------------------------------------------------------------
            COMMON STOCKS--1.5%
            MEDIA (CABLE TV/BROADCASTING)--1.2%
    8,400   * Echostar Communications Corp. - Class "A"            819,000        121
--------------------------------------------------------------------------------------
            MEDIA (OTHER)--.2%
    1,000   * Affiliated Newspapers Investments, Inc.              125,000         18
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.1%
    4,399   * World Access, Inc.                                    84,681         13
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $91,126)                      1,028,681        152
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
  SHARES,                                                                       AMOUNT
 WARRANTS                                                                     INVESTED
       OR                                                                     FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            PREFERRED STOCKS--.4%
            MISCELLANEOUS
     368    Day International Group, Inc., 12.25%
              (cost $350,557)                                  $   286,362  $      43
--------------------------------------------------------------------------------------
            WARRANTS--.3%
            MEDIA (CABLE TV/BROADCASTING)--.1%
   3,300    * Diva Systems Corp. (expiring 3/1/08) +                26,400          4
  16,212    * Star Choice Communications, Inc. (expiring
              12/15/05) +                                           42,556          6
--------------------------------------------------------------------------------------
                                                                    68,956         10
--------------------------------------------------------------------------------------
            MINING/METALS--.0%
     800    * Gulf States Steel Acquisition Corp. (expiring
              4/15/03) +                                                 8         --
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.1%
  10,800    * S.D. Warren Holdings Corp. (expiring
              12/15/06) +                                           54,000          8
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.1%
   1,500    * E. Spire Communications, Inc. (expiring
              11/1/05)                                              61,500          9
   1,000    * McCaw International, Ltd. (expiring 4/15/07) +         2,500          1
--------------------------------------------------------------------------------------
                                                                    64,000         10
--------------------------------------------------------------------------------------
TOTAL VALUE OF WARRANTS (cost $2,500)                              186,964         28
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--1.5%
$  1,000M   U.S. Treasury Notes, 6.125%, 2007
              (cost $1,092,969)                                    975,000        144
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--3.8%
   2,600M   Idaho Power Co., 6.50%, 1/14/00 (cost $2,593,893)    2,593,893        384
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $69,948,798)        97.8%      66,060,129      9,783
OTHER ASSETS, LESS LIABILITIES                        2.2        1,463,664        217
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $67,523,793  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing
+ See Note 5
++ In default as to principal and/or interest.

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life International Securities Fund for the fiscal year ended December 31, 1999. During the period, the Fund provided investors with a 31.5% return, on a net asset value basis, compared to a 26.8% return for the MSCI All Country World Free Index and a 36.0% for the Lipper Global mutual fund category. The median global fund returned 30.1% according to Lipper. During the period, the Fund declared dividends from net investment income of 12.0 cents per share. The Fund also declared a capital gains distribution of 3.1 cents per share.

For the first time in several years, foreign markets generally outpaced the U.S. stock market in 1999. Risk and momentum were rewarded, as investments in the riskiest countries and the high-growth sectors paid off handsomely. The biggest story of the year was Japan, as the Japanese market and economy seemed to break out of their decade-long malaise. The Japanese banking crisis was finally seen as being resolved and the ensuing merger frenzy among the largest city banks sent the sector upwards, benefiting a number of the Fund's holdings earlier in the year. A number of Japanese companies also took concrete measures to restructure and rationalize their operations. In addition, a new generation of entrepreneurial Japanese companies emerged, led by the likes of Internet venture firm Softbank.

Country allocation and stock selection helped the Fund's performance. In Europe, the Fund's holdings in the Netherlands were up 35% for example, while Japanese Fund holdings returned 109%. Individual securities that aided returns included Nokia, the Finnish cellular phone giant and Sony, the Japanese electronics manufacturer.

Our focus going forward continues to be on regions and sectors that have demonstrated growth or growth acceleration. Our largest regional exposure remains Europe, within which we continue to emphasize the core continental European countries, including Germany and France. We believe that these areas will show the strongest growth relative to expectations of the major regions in the short to medium term. We expect that global economic activity will surprise investors on the upside as the economic cycles in Europe, Japan, Pacific Basin ex-Japan and the emerging-markets broadly continue to build up steam in relatively synchronous fashion. While we continue to like the longer-term outlook for continental Europe, we believe that the emerging markets will benefit the most in the coming year for both shorter-term economic reasons and because of long-term trends. Therefore, we have modestly increased our exposure to selected nations among the emerging markets. In addition, we also favor some of the faster growing sectors globally, including "new economy" sectors such as information technology, telecommunications and the Internet, which are experiencing strong secular growth trends around the globe. Shares in these sectors have increased in price lately so we are cautious, although still very positive on the long-term underlying dynamics of these sectors. With regard to Japan, we have adopted a somewhat cautious stance (after being slightly overweight much of the year) as we await further evidence of additional steps toward economic and corporate recovery.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Trond Skramstad
Trond Skramstad
Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND

Comparison of change in value of $10,000 investment in the First Investors Life International Securities Fund and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999         LIFE INTERNATIONAL       MSCI ALL COUNTRY
                                 SECURITIES FUND         WORLD FREE INDEX
Apr-90                                          $10,000           $10,000
Dec-90                                          $10,370            $9,862
Dec-91                                           11,970            11,826
Dec-92                                           11,815            11,325
Dec-93                                           14,434            14,143
Dec-94                                           14,248            14,854
Dec-95                                           16,912            17,745
Dec-96                                           19,466            20,080
Dec-97                                           21,260            23,091
Dec-98                                           25,125            28,162
Dec-99                                           33,029            35,714
                           Average Annual Total Return*
One Year                                         31.46%
Five Years                                       18.31%
Since Inception (4/16/90)                        13.09%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND BEGINNING 4/16/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE MSCI ALL COUNTRY WORLD FREE INDEX. THE MSCI ALL COUNTRY WORLD FREE INDEX REPRESENTS BOTH THE DEVELOPED AND THE EMERGING MARKETS. THE INDEX INCLUDES 47 MARKETS OF WHICH EMERGING MARKETS REPRESENT APPROXIMATELY 4.75%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

  THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 12.84%.

  THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MSCI ALL COUNTRY WORLD FREE INDEX FROM MORGAN STANLEY & CO., INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               COMMON STOCKS--90.0%
               UNITED STATES--29.8%
      21,850   Abbott Laboratories                                $    793,428  $      63
       7,400   Alcoa, Inc.                                             614,200         48
       5,200   * America Online, Inc.                                  392,275         31
       4,150   American General Corporation                            314,881         25
      12,247   American International Group, Inc.                    1,324,207        104
      10,225   AT&T Corporation                                        518,919         41
       9,700   * AT&T Corporation-Liberty Media Group -
                 Class "A"                                             550,475         43
       7,500   Baxter International, Inc.                              471,094         37
       1,400   * Broadcom Corporation - Class "A"                      381,325         30
       7,100   Caterpillar, Inc.                                       334,144         26
       8,800   Chevron Corporation                                     762,300         60
      16,650   * Cisco Systems, Inc.                                 1,783,631        141
      23,437   Citigroup, Inc.                                       1,302,218        103
       4,700   Corning, Inc.                                           606,006         48
       9,000   CSX Corporation                                         282,375         22
      13,900   CVS Corporation                                         555,131         44
      11,807   Du Pont (E.I.) de Nemours & Company                     777,786         61
      12,200   Exxon Mobil Corporation                                 982,862         77
       7,925   First Data Corporation                                  390,802         31
       8,200   Franklin Resources, Inc.                                262,912         21
      10,600   Gannett Company, Inc.                                   864,562         68
       7,800   General Electric Company                              1,207,050         95
       4,300   * Guidant Corporation                                   202,100         16
       5,575   Hartford Financial Services Group, Inc.                 264,116         21
      10,370   Hewlett-Packard Company                               1,181,532         93
      24,450   Home Depot, Inc.                                      1,676,353        132
      10,300   Honeywell International, Inc.                           594,181         47
      12,620   Intel Corporation                                     1,038,784         82
       8,800   International Business Machines Corporation             950,400         75
      11,550   Johnson & Johnson                                     1,075,594         85
       6,750   Kimberly Clark Corporation                              440,437         35
       7,800   Marsh & McLennan Companies, Inc.                        746,362         59
      20,700   McDonald's Corporation                                  834,469         66
      19,375   * MCI WorldCom, Inc.                                  1,028,086         81
       5,200   Merrill Lynch & Company, Inc.                           434,200         34
      17,100   * Microsoft Corporation                               1,996,425        157
       3,600   Motorola, Inc.                                          530,100         42
      14,130   Pharmacia & Upjohn, Inc.                                635,850         50
------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               UNITED STATES (continued)
       5,900   Praxair, Inc.                                      $    296,844  $      23
       8,485   Procter & Gamble Company                                929,638         73
      17,180   SBC Communications, Inc.                                837,525         66
       8,030   Schlumberger, Ltd.                                      451,687         36
      40,125   Southwest Airlines Company                              649,523         51
       4,400   * Sprint Corporation                                    451,000         36
      16,275   State Street Corporation                              1,189,092         94
       8,400   Texas Instruments, Inc.                                 813,750         64
       1,554   Transocean Sedco Forex, Inc.                             52,350          4
      24,500   Wal-Mart Stores, Inc.                                 1,693,563        134
      11,150   Warner-Lambert Company                                  913,603         72
       5,700   Weyerhaeuser Company                                    409,331         32
------------------------------------------------------------------------------------------
                                                                    37,789,478      2,979
------------------------------------------------------------------------------------------
               JAPAN--12.3%
      58,000   Bank of Yokohama, Ltd.                                  266,895         21
      79,000   Dai Nippon Printing Company, Ltd.                     1,258,072         99
     106,000   Daiwa Bank, Ltd.                                        310,683         24
      18,000   Eisai Company, Ltd.                                     345,562         27
      25,000   Fujisawa Pharmaceutical Company, Ltd.                   605,735         48
      13,000   Fujitsu, Ltd.                                           591,862         47
      68,000   Hitachi, Ltd.                                         1,089,541         86
      14,000   Hoya Corporation                                      1,101,070         87
       5,600   * Internet Initiative Japan, Inc. (ADR)                 544,250         43
         400   Itochu Techno-Science Corporation                       248,938         20
       3,000   Ito-Yokado Company, Ltd.                                325,338         26
     150,000   Marubeni Corporation                                    628,694         50
       6,500   Matsumotokiyoshi Company, Ltd.                          502,320         40
       1,000   Matsushita Communication Industrial
                 Company, Ltd.                                          27,649          2
      37,000   Minebea Company, Ltd                                    633,687         50
      50,000   Nikko Securities Company, Ltd.                          631,625         50
          41   Nippon Telegraph & Telephone Corporation                700,992         55
          26   NTT Mobile Communications Network, Inc.                 998,290         79
      34,000   Omron Corporation                                       782,277         62
         200   Softbank Corporation                                    191,100         15
       7,000   Sony Corporation                                      2,072,200        163
       7,000   Takeda Chemical Industries, Ltd.                        345,367         27
       3,800   Takefuji Corporation                                    474,838         37
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               JAPAN (continued)
       1,000   Trans Cosmos, Inc.                                 $    425,968  $      34
       8,100   Uni-Charm Corporation                                   466,113         37
------------------------------------------------------------------------------------------
                                                                    15,569,066      1,229
------------------------------------------------------------------------------------------
               FRANCE--9.2%
       4,900   Air Liquide SA                                          816,335         64
      19,512   Aventis SA                                            1,124,633         89
       6,520   AXA-Uap                                                 904,534         71
       7,622   Banque Nationale de Paris                               699,851         55
       2,900   Carrefour Supermarche                                   532,264         42
       2,700   Compagnie de Saint Gobain                               505,300         40
       8,900   France Telecom SA                                     1,171,375         92
       1,600   L'Oreal SA                                            1,277,459        101
      12,200   Michelin (CGDE) - Class "B"                             476,942         38
       2,500   Pinault-Printemps-Redoute SA                            656,572         52
       6,097   Societe Generale                                      1,411,787        111
       2,520   Suez Lyonnaise des Eaux                                 401,894         32
      12,941   Total Fina SA - Class "B"                             1,718,798        135
------------------------------------------------------------------------------------------
                                                                    11,697,744        922
------------------------------------------------------------------------------------------
               UNITED KINGDOM--6.7%
      21,300   Abbey National PLC                                      339,859         27
       5,700   Anglo American PLC                                      378,032         30
      17,400   Barclays PLC                                            500,152         39
     101,226   BP Amoco PLC                                          1,015,584         80
     131,000   British Airways PLC                                     852,976         67
      25,661   British Telecommunications PLC                          625,744         49
     172,600   Invensys PLC                                            937,465         74
      19,300   National Westminster Bank PLC                           413,707         33
      26,000   Peninsular & Oriental Steam Navigation Company          432,870         34
      31,600   Prudential Corporation PLC                              621,343         49
      56,200   Scottish Power PLC                                      424,809         33
     198,200   Smith & Nephew PLC                                      664,433         52
      80,645   Smithkline Beecham PLC                                1,026,807         81
      16,602   Standard Chartered PLC                                  257,139         20
------------------------------------------------------------------------------------------
                                                                     8,490,920        668
------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               GERMANY--5.5%
      10,200   BASF AG                                            $    521,448  $      41
       8,000   Deutsche Bank AG                                        672,410         53
       2,900   Dresdner Bank AG                                        156,976         12
       2,100   HypoVereinsbank                                         142,722         11
       9,192   Linde AG                                                500,323         39
       8,961   Mannesmann AG                                         2,151,310        170
       3,100   Muenchener Rueckver AG                                  782,453         62
      15,910   Siemens AG                                            2,014,256        159
------------------------------------------------------------------------------------------
                                                                     6,941,898        547
------------------------------------------------------------------------------------------
               NETHERLANDS--5.1%
      13,500   Fortis (NL) NV                                          483,783         38
      10,871   ING Groep NV                                            653,172         51
      16,039   Koninklijke KPN NV                                    1,557,909        123
      10,324   Koninklijke Philips Electronics NV                    1,397,085        110
      11,800   * KPNQwest NV                                           752,250         59
       8,300   Royal Dutch Petroleum Company                           506,267         40
       4,300   United Pan-Europe Communications NV                     547,411         43
       4,700   United Pan-Europe Communications NV - Class "A"
                 (ADR)                                                 599,250         47
------------------------------------------------------------------------------------------
                                                                     6,497,127        511
------------------------------------------------------------------------------------------
               ITALY--3.5%
      82,900   ENI SpA                                                 453,720         36
      66,600   Mediaset SpA                                          1,030,772         81
      45,000   San Paolo-IMI SpA                                       608,507         48
     123,100   Telecom Italia Mobile SpA                             1,368,455        108
      66,133   Telecom Italia SpA                                      928,084         73
------------------------------------------------------------------------------------------
                                                                     4,389,538        346
------------------------------------------------------------------------------------------
               SWITZERLAND--2.8%
       3,340   Credit Suisse Group - Reg. Shs.                         660,405         52
         640   Holderbank Financiere Glarus AG                         871,619         69
         482   Nestle AG                                               878,362         69
         100   Roche Holdings AG - Genusscheine                      1,180,733         93
------------------------------------------------------------------------------------------
                                                                     3,591,119        283
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               SPAIN--2.8%
       8,400   Banco Popular Espanol SA                           $    545,205  $      43
      21,200   Endesa SA                                               418,855         33
      17,000   Endesa SA (ADR)                                         343,187         27
      33,800   Telefonica SA                                           840,252         66
      16,967   Telefonica SA (ADR)                                   1,337,212        105
------------------------------------------------------------------------------------------
                                                                     3,484,711        274
------------------------------------------------------------------------------------------
               HONG KONG--2.6%
     110,000   Cheung Kong Holdings, Ltd.                            1,397,376        110
     152,500   * China Telecom (Hong Kong), Ltd.                       953,432         75
      12,200   * China.com Corporation                                 959,225         76
------------------------------------------------------------------------------------------
                                                                     3,310,033        261
------------------------------------------------------------------------------------------
               FINLAND--2.1%
      13,160   Nokia OYJ - Class "A"                                 2,374,485        187
       6,800   Upm- Kymmene Corporation                                272,653         22
------------------------------------------------------------------------------------------
                                                                     2,647,138        209
------------------------------------------------------------------------------------------
               SWEDEN--1.3%
      25,820   Telefonaktiebolaget L.M. Ericsson - Class "B"         1,653,230        130
------------------------------------------------------------------------------------------
               AUSTRALIA--1.2%
      47,161   Broken Hill Proprietary Company, Ltd.                   617,274         49
     314,831   M.I.M. Holdings, Ltd.                                   323,460         26
     525,568   Pasminco, Ltd.                                          574,366         45
------------------------------------------------------------------------------------------
                                                                     1,515,100        120
------------------------------------------------------------------------------------------
               CANADA--1.0%
      31,600   Alcan Aluminum, Ltd.                                  1,293,351        102
------------------------------------------------------------------------------------------
               SOUTH KOREA--.8%
       3,482   LG Investment & Securities Company, Ltd.                  9,158          1
       4,400   Samsung Electronics                                   1,033,192         81
------------------------------------------------------------------------------------------
                                                                     1,042,350         82
------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1999

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               SINGAPORE--.7%
      46,200   Overseas Chinese Banking Corporation, Ltd.         $    424,286  $      33
      79,940   Overseas Union Bank, Ltd.                               467,836         37
------------------------------------------------------------------------------------------
                                                                       892,122         70
------------------------------------------------------------------------------------------
               INDIA--.7%
       6,300   Hindalco Industries, Ltd. (GDR)                         148,522         12
       7,500   Larsen & Toubro, Ltd. (GDR)                             178,125         14
      23,400   State Bank of India (GDR)                               241,703         19
      13,100   Videsh Sanchar Nigam, Ltd. (GDR)                        312,435         25
------------------------------------------------------------------------------------------
                                                                       880,785         70
------------------------------------------------------------------------------------------
               MEXICO--.6%
       5,500   * Grupo Televisa SA (GDR)                               375,375         30
       3,500   Telefonica de Mexico SA                                 393,750         31
------------------------------------------------------------------------------------------
                                                                       769,125         61
------------------------------------------------------------------------------------------
               IRELAND--.5%
      53,802   Allied Irish Banks PLC                                  609,422         48
------------------------------------------------------------------------------------------
               BRAZIL--.4%
      20,100   Embratel Participacoes SA (ADR)                         547,725         43
------------------------------------------------------------------------------------------
               BERMUDA--.4%
      14,000   Tyco International, Ltd.                                544,250         43
------------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $75,675,282)                    114,156,232      8,998
------------------------------------------------------------------------------------------
               PREFERRED STOCKS--1.4%
               BRAZIL
   1,620,600   Petroleo Brasileiro SA - Petrobras                      415,654         33
      10,900   Telecomunicacoes Brasileiras SA (ADR)                 1,400,650        110
       5,000   * Vale Do Rio Doce - Class "B"                               --         --
------------------------------------------------------------------------------------------
TOTAL VALUE OF PREFERRED STOCKS (cost $1,124,799)                    1,816,304        143
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
    WARRANTS                                                                      INVESTED
          OR                                                                      FOR EACH
   PRINCIPAL                                                                    $10,000 OF
      AMOUNT   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               WARRANTS--.0%
               THAILAND
       1,500   * Siam Commercial Bank (expiring 12/31/02)
                 (cost $0)                                        $        619  $      --
------------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS--.2%
$        100M  United States Treasury Bill, 4.67%, 1/6/00+              99,934          8
         100M  United States Treasury Bill, 5.09%, 3/2/00+              99,134          8
------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost $199,068)             199,068         16
------------------------------------------------------------------------------------------
               FOREIGN GOVERNMENT AND AGENCY
                SECURITIES--4.2%
               GERMANY
  Euro 5,335M  Bundesschatzanweisugen, 4%, 3/17/00
                 (cost $5,584,836)                                   5,358,500        422
------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT--3.9%
$      4,993M  Paine Webber, Inc., 3.00%, 1/3/00,
                 (collateralized by U.S. Treasury Note, due
                 8/15/01, valued at $5,099,832)(cost $4,993,000)     4,993,000        394
------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $87,576,985)           99.7%      126,523,723      9,973
OTHER ASSETS, LESS LIABILITIES                            .3           342,470         27
-----------------------------------------------------------------------------------------
NET ASSETS                                             100.0%     $126,866,193  $  10,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

* Non-income producing
+ See Note 6

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND
December 31, 1999

Sector diversification of the portfolio was as follows:

---------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS          VALUE
---------------------------------------------------------------------
Telephone..............................           10.2%  $ 12,952,908
Media..................................            9.9     12,499,904
Banks..................................            8.8     11,221,474
Drugs..................................            5.7      7,253,884
Communication Equipment................            5.5      7,016,352
Electronics............................            5.5      6,979,226
Insurance..............................            4.8      6,094,851
Retail.................................            4.7      5,941,541
Energy Sources.........................            4.6      5,855,185
Metals & Minerals......................            4.2      5,326,124
Electrical Equipment...................            3.9      4,941,048
Medical Products.......................            2.5      3,232,125
Software Services......................            2.5      3,122,577
Household Products.....................            2.5      3,113,647
Chemicals..............................            1.9      2,412,413
Travel & Leisure.......................            1.8      2,336,968
Business Services......................            1.7      2,204,195
Computers & Office Equipment...........            1.7      2,131,932
Entertainment Products.................            1.7      2,099,849
Machinery & Manufacturing..............            1.6      1,984,723
Financial Services.....................            1.4      1,812,733
Electric Utilities.....................             .9      1,186,851
Food/Beverage/Tobacco..................             .7        878,362
Transportation.........................             .6        715,245
Paper/Forest Products..................             .5        681,984
Aerospace/Defense......................             .5        594,181
Energy Services........................             .4        504,037
Automotive.............................             .4        476,942
Pipeline...............................             .3        401,894
Foreign Government and Agency
  Securities...........................            4.2      5,358,500
U.S. Government Obligations............             .2        199,068
Repurchase Agreement...................            3.9      4,993,000
---------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                        99.7    126,523,723
OTHER ASSETS, LESS LIABILITIES                      .3        342,470
---------------------------------------------------------------------
NET ASSETS                                       100.0%  $126,866,193
---------------------------------------------------------------------
---------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Investment Grade Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was -2.5%, compared to a return of -1.7% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 69.7 cents per share. The Fund also declared a capital gains distribution of 0.5 cents per share.

The primary factor that drove the Fund's performance during the fiscal year was the rising interest rate environment. Sector selection and a focus on credit quality also affected the Fund's performance. As the year began, the problems that precipitated the worldwide financial crisis of the summer of 1998 continued to hang heavily over the bond market. The economic downturn in emerging markets, the Long-Term Capital Management hedge fund bailout and other difficulties sparked a "flight to quality," as investors shifted assets to the relative security of U.S. Treasuries. In this environment, larger, highly liquid bond issues tended to outperform smaller, more risky bonds early in 1999.

As the year progressed and the upheaval of mid-1998 subsided, investors showed renewed confidence. Risk was beginning to be rewarded as smaller, lower-rated investment grade bond issues outperformed larger, higher-rated issues. The yield spread between benchmark U.S. Treasuries and investment grade bonds tightened, as new issuance activity picked up. The Fund's investments in Yankee bonds (U.S. dollar-denominated bonds issued by foreign entities) also performed well in this environment.

By summer, rapid growth of the economy sparked inflation fears. In response, the Federal Reserve raised interest rates three times, undoing the three easing moves from the prior autumn. In this rising interest rate environment, the investment grade bond market underperformed. The spread between Treasuries and investment grade bonds widened in late summer in anticipation of heavy new issuance in fall. However, the full new issue calendar failed to materialize in late 1999, spreads tightened and the investment grade market experienced a slight rebound--relative to the rest of the year.

During the reporting period, the performance of the Fund was aided by a number of other factors. Our holdings with shorter maturities boosted returns, as they tended to outperform those with longer maturities. The Fund held positions in a number of issues that benefited from credit ratings upgrades, including Niagara Mohawk. Mergers and acquisitions activity was a mixed blessing--it boosted several holdings, but harmed others.

FIRST INVESTORS LIFE INVESTMENT GRADE FUND

A number of the Fund's holdings were not helpful to performance. In general, lower rated bonds tended to outperform higher rated bonds. The Fund did have some exposure to lower rated investment grade bonds. However, our allocation was not as large as our peer group. In addition, bonds with longer maturities underperformed bonds with shorter maturities. Holdings in the industrial and aerospace sectors fell short of expectations, especially those of companies with disappointing earnings. Additionally, the Fund was underweighted in Yankee bonds throughout the year, a sector which performed well.

Looking ahead, we continue to face a challenging interest rate environment. The investment grade bond market may stabilize later in the year, if concerns about rapid economic growth and inflation subside. As always, the Fund will concentrate on investing in stable and improving credits and seek relative value in the investment grade corporate bond market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ George V. Ganter
George V. Ganter
Co-Portfolio Manager*

/s/ Clark D. Wagner
Clark D. Wagner
Co-Portfolio Manager

January 31, 2000

* Effective January 1, 2000, Mr. Ganter serves as Co-Portfolio Manager of the Fund.

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Investment Grade Fund and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999               LIFE              LEHMAN BROTHERS CORPORATE
                             INVESTMENT GRADE FUND             BOND INDEX
Jan-92                                         $10,000                    $10,000
Dec-92                                          10,878                     10,869
Dec-93                                          12,056                     12,190
Dec-94                                          11,630                     11,711
Dec-95                                          13,920                     14,316
Dec-96                                          14,316                     14,786
Dec-97                                          15,720                     16,298
Dec-98                                          17,159                     17,695
Dec-99                                          16,724                     17,348
                          Average Annual Total Return*
One Year                                       (2.35%)
Five Years                                       7.54%
Since Inception (1/7/92)                         6.65%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE INVESTMENT GRADE FUND BEGINNING 1/7/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (2.68%), 7.34% AND 6.20%, RESPECTIVELY.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT
COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--84.6%
            AEROSPACE/DEFENSE--2.4%
$     250M  Lockheed Martin Corp., 7.25%, 2006                 $   238,969  $     114
      300M  Thiokol Corp., 6.625%, 2008                            269,906        129
--------------------------------------------------------------------------------------
                                                                   508,875        243
--------------------------------------------------------------------------------------
            AUTOMOTIVE--2.5%
      275M  DaimlerChrysler NA Holding Corp., 7.20%, 2009          270,459        129
      270M  Navistar International Corp., 8%, 2008                 257,850        123
--------------------------------------------------------------------------------------
                                                                   528,309        252
--------------------------------------------------------------------------------------
            CHEMICALS--2.6%
      250M  Du Pont (E. I.) de Nemours & Co., 8.125%, 2004         259,086        124
      300M  Lubrizol Corp., 7.25%, 2025                            284,578        136
--------------------------------------------------------------------------------------
                                                                   543,664        260
--------------------------------------------------------------------------------------
            CONGLOMERATES--1.4%
      300M  Hanson Overseas BV, 7.375%, 2003                       300,350        144
--------------------------------------------------------------------------------------
            CONSUMER DURABLES--1.2%
      265M  Mattel, Inc., 6%, 2003                                 250,185        120
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--7.7%
      250M  Baltimore Gas & Electric Co., 6.50%, 2003              245,622        118
      265M  Consumers Energy Co., 6.375%, 2008                     241,252        115
      350M  Duke Energy Co., 5.875%, 2003                          341,533        163
      200M  Kansas Gas & Electric Co., 7.60%, 2003                 200,952         96
      209M  Niagra Mohawk Power Co., 7.625%, 2005                  210,005        100
       42M  Old Dominion Electric Cooperative, 7.97%, 2002          42,518         20
      250M  Philadelphia Electric Co., 8%, 2002                    253,336        121
       75M  Southwestern Electric Power Co., 7%, 2007               72,538         35
--------------------------------------------------------------------------------------
                                                                 1,607,756        768
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.2%
      250M  Rockwell International Corp., 8.375%, 2001             254,170        122
--------------------------------------------------------------------------------------
            ELECTRONICS/INSTRUMENTS--1.3%
      300M  Raytheon Co., 6.15%, 2008                              266,912        128
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ENERGY--3.9%
$     315M  Baroid Corp., 8%, 2003                             $   324,339  $     155
      275M  Occidental Petroleum Corp., 6.40%, 2013                265,062        127
      250M  Phillips Petroleum Co., 7.20%, 2023                    223,870        107
--------------------------------------------------------------------------------------
                                                                   813,271        389
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--2.1%
      150M  Time Warner, Inc., 6.875%, 2018                        135,317         65
      300M  Walt Disney Co., 6.75%, 2006                           293,595        140
--------------------------------------------------------------------------------------
                                                                   428,912        205
--------------------------------------------------------------------------------------
            FINANCIAL SERVICES--10.8%
      300M  Chemical Bank NY, 7%, 2005                             295,373        141
      200M  Citicorp, 8%, 2003                                     204,335         98
      250M  First Colony Corp., 6.625%, 2003                       246,922        118
      300M  First Union Corp., 8.125%, 2002                        306,556        147
      250M  Fleet Capital Trust II, 7.92%, 2026                    233,190        112
      300M  KeyCorp, 7.50%, 2006                                   298,239        143
      250M  Mellon Bank NA, 6.50%, 2005                            240,235        115
       50M  Meridian Bancorp, 7.875%, 2002                          50,603         24
       75M  Morgan Guaranty Trust Co. NY, 7.375%, 2002              75,545         36
      300M  NationsBank Corp., 8.125%, 2002                        307,106        147
--------------------------------------------------------------------------------------
                                                                 2,258,104      1,081
--------------------------------------------------------------------------------------
            FOOD SERVICE--1.2%
      250M  McDonalds Corp., 6.625%, 2005                          246,204        118
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--5.8%
      250M  Anheuser-Busch Companies, Inc., 7%, 2005               247,496        118
      225M  Coca-Cola Enterprises, Inc., 7.875%, 2002              229,235        110
      300M  Hershey Foods Corp., 6.70%, 2005                       290,822        139
      275M  Pepsi Bottling Group, Inc., 7%, 2029                   248,954        119
      200M  Philip Morris Companies, Inc., 7.125%, 2002            196,877         94
--------------------------------------------------------------------------------------
                                                                 1,213,384        580
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE INVESTMENT GRADE FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            HEALTHCARE--3.7%
$     275M  Johnson & Johnson, 6.625%, 2009                    $   265,004  $     127
      275M  Merck & Co., Inc., 5.95%, 2028                         228,170        109
      300M  Warner-Lambert Co., 6%, 2008                           280,412        134
--------------------------------------------------------------------------------------
                                                                   773,586        370
--------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS--1.1%
      250M  Dial Corp., 6.50%, 2008                                230,097        110
--------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--2.3%
      250M  International Business Machines Corp., 5.375%,
              2009                                                 220,030        105
      275M  Xerox Corp., 7.20%, 2016                               258,471        124
--------------------------------------------------------------------------------------
                                                                   478,501        229
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--4.3%
      300M  Associates Corp. of North America, 7.875%, 2001        304,440        146
      300M  General Electric Capital Corp., 7.875%, 2006           308,234        148
      300M  General Motors Acceptance Corp., 6.625%, 2005          288,991        138
--------------------------------------------------------------------------------------
                                                                   901,665        432
--------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--3.9%
      300M  New York Times Co., Inc., 7.625%, 2005                 306,660        147
      250M  News America Holdings, Inc., 8.50%, 2005               259,681        124
      300M  PanAmSat Corp., 6.375%, 2008                           254,672        122
--------------------------------------------------------------------------------------
                                                                   821,013        393
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.2%
      250M  Temple Inland, Inc., 9%, 2001                          254,988        122
--------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--1.3%
      300M  Kroger Co., 7%, 2018                                   267,895        128
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--2.9%
      300M  Federated Department Stores, Inc., 7.45%, 2017         286,978        137
      300M  Wal-Mart Stores, Inc., 8%, 2006                        312,402        149
--------------------------------------------------------------------------------------
                                                                   599,380        286
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--15.6%
      275M  AT&T Corp., 6%, 2009                                   250,918        120
      250M  Bell Atlantic New Jersey, Inc., 7.375%, 2012           243,959        117
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (continued)
$     300M  Cable & Wireless Communications PLC, 6.75%, 2008   $   297,877  $     143
      275M  Global Crossing Holdings, Ltd., 9.125%, 2006 +         272,594        130
      350M  MCI Communications Corp., 7.50%, 2004                  354,223        170
      275M  Metromedia Fiber Network, Inc., 10%, 2009              283,250        136
      275M  MetroNet Communications Corp., 0%-9.95%, 2008          218,625        105
      300M  New York Telephone Co., 7.25%, 2024                    267,884        128
      200M  Pacific Bell Telephone Co., 7%, 2004                   198,336         95
      275M  Sprint Capital Corp., 6.125%, 2008                     249,729        120
      300M  TCI Communications, Inc., 6.375%, 2003                 293,941        141
      305M  WorldCom, Inc., 8.875%, 2006                           319,056        153
--------------------------------------------------------------------------------------
                                                                 3,250,392      1,558
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.4%
      300M  Norfolk Southern Corp., 7.35%, 2007                    293,711        141
--------------------------------------------------------------------------------------
            UTILITIES--2.8%
      300M  Columbia Energy Group, 6.80%, 2005                     289,983        139
      300M  Enron Corp., 7.125%, 2007                              290,139        139
--------------------------------------------------------------------------------------
                                                                   580,122        278
--------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $18,426,584)               17,671,446      8,457
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--11.2%
    2,500M  United States Treasury Notes, 5.625%, 2008
              (cost $2,536,514)                                  2,352,345      1,126
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.3%
      475M  Idaho Power Co., 6.50%, 1/14/00 (cost $473,884)        473,884        227
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $21,436,982)        98.1%      20,497,675      9,810
OTHER ASSETS, LESS LIABILITIES                        1.9          397,736        190
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $20,895,411  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

+ See Note 5.

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Target Maturity 2007, 2010 and 2015 Funds for the fiscal year ended December 31, 1999. During the period, the Funds' return on a net asset value basis was -9.4% for Target Maturity 2007, -11.7% for Target Maturity 2010 and -4.9% for Target Maturity 2015. During the period, Target Maturity 2007 and Target Maturity 2010 declared dividends from net investment income of 61.6 and 51.1 cents per share, respectively.

The Funds' investment objective is to seek a predictable compounded return for investors who hold the Funds until maturity. In order to meet this objective, the Funds are fully invested in high-quality zero coupon bonds. These bonds are very sensitive to changes in interest rates. Consequently, with long-term interest rates rising in 1999, zero coupon bonds provided lower returns than did the bond market in general. The Target Maturity 2007 Fund had a higher return than that of Target Maturity 2010 and 2015 because of its shorter average maturity.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner
Clark D. Wagner
Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Target Maturity 2007 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999        LIFE TARGET MATURITY      SALOMON BROTHERS
                                    2007 FUND               GOVERNMENT
                                                              INDEX
Apr-95                                          $10,000           $10,000
Dec-95                                           12,260            11,162
Dec-96                                           11,996            11,490
Dec-97                                           13,601            12,599
Dec-98                                           15,637            13,839
Dec-99                                           14,169            13,530
                           Average Annual Total Return*
One Year                                        (9.39%)
Since Inception (4/26/95)                         7.72%

  * THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND BEGINNING 4/26/95 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED, AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (9.54%) AND 7.57%, RESPECTIVELY.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND
December 31, 1999

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
PRINCIPAL                                                      EFFECTIVE               $10,000 OF
   AMOUNT   SECURITY                                              YIELD+        VALUE  NET ASSETS
-------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--57.9%
            Agency For International Development - Israel:
$     570M    2/15/2007                                             6.90% $   351,486  $      139
      119M    3/15/2007                                             6.90       72,962          29
    1,513M    8/15/2007                                             6.92      900,488         357
      750M    11/15/2007                                            6.88      440,217         175
      250M    11/15/2007                                            6.88      146,739          58
      980M    2/15/2008                                             6.97      561,529         223
      493M  Federal Judiciary Office Building, 2/15/2007            7.04      301,040         119
            Federal National Mortgage Association:
      525M    10/8/2007                                             7.01      307,434         122
      719M    11/29/2007                                            7.00      416,993         165
      558M    2/1/2008                                              7.06      318,386         126
    1,134M    8/1/2008                                              7.10      623,047         247
            Government Trust Certificate - Israel Trust:
      307M    10/1/2007                                             6.81      182,634          73
    3,450M    11/15/2007                                            7.05    1,998,999         793
    3,304M    11/15/2007                                            7.05    1,914,404         759
            Government Trust Certificate - Turkey Trust:
      584M    11/15/2007                                            7.05      338,381         134
      182M    11/15/2007                                            7.05      105,454          42
      586M  International Bank for Reconstruction &
              Development, 8/15/2007                                7.05      345,543         137
    5,390M  Resolution Funding Corporation, 10/15/2007              6.79    3,203,045       1,270
            Tennessee Valley Authority:
    2,600M    11/1/2007                                             7.11    1,504,144         596
    1,000M    4/15/2008                                             7.20      556,244         221
-------------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO
  COUPON OBLIGATIONS (cost $15,071,967)                                    14,589,169       5,785
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
PRINCIPAL                                                      EFFECTIVE               $10,000 OF
   AMOUNT   SECURITY                                              YIELD+        VALUE  NET ASSETS
-------------------------------------------------------------------------------------------------
           U.S. TREASURY ZERO COUPON
            OBLIGATIONS--41.7%
$    200M  Treasury Investors Growth Receipts, 11/15/2007          6.73% $   118,738  $       47
  17,400M  U.S. Treasury Strips, 11/15/2007                        6.63   10,409,289       4,127
------------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. TREASURY ZERO COUPON OBLIGATIONS
  (cost $10,608,873)                                                      10,528,027       4,174
------------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $25,680,840)          99.6%              25,117,196       9,959
OTHER ASSETS, LESS LIABILITIES                           .4                  103,694          41
------------------------------------------------------------------------------------------------
NET ASSETS                                            100.0%             $25,220,890  $   10,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 1999.

                       See notes to financial statements

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Target Maturity 2010 Fund and the Salomon Brothers Government Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999        LIFE TARGET MATURITY      SALOMON BROTHERS
                                    2010 FUND               GOVERNMENT
                                                              INDEX
Apr-96                                          $10,000           $10,000
Dec-96                                           11,160            10,596
Dec-97                                           12,930            11,619
Dec-98                                           14,787            12,762
Dec-99                                           13,053            12,477
                           Average Annual Total Return*
One Year                                       (11.73%)
Since Inception (4/30/96)                         7.53%

  * THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND BEGINNING 4/30/96 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE SALOMON BROTHERS GOVERNMENT INDEX. THE SALOMON BROTHERS GOVERNMENT INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX THAT CONSISTS OF DEBT ISSUED BY THE U.S. TREASURY AND U.S. GOVERNMENT SPONSORED AGENCIES. EVERY ISSUE INCLUDED IN THE INDEX IS TRADER-PRICED, AND THE INDEX FOLLOWS CONSISTENT AND REALISTIC AVAILABILITY LIMITS, INCLUDING ONLY THOSE SECURITIES WITH SUFFICIENT AMOUNTS OUTSTANDING. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (11.88%) AND 7.40%, RESPECTIVELY.

THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. SALOMON BROTHERS GOVERNMENT INDEX FIGURES FROM SALOMON BROTHERS AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND
December 31, 1999

-------------------------------------------------------------------------------------------------
                                                                                           AMOUNT
                                                                                         INVESTED
                                                                                         FOR EACH
PRINCIPAL                                                       EFFECTIVE              $10,000 OF
   AMOUNT   SECURITY                                               YIELD+       VALUE  NET ASSETS
-------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY ZERO COUPON
             OBLIGATIONS--59.8%
            Agency For International Development - Israel:
$     603M    8/15/2010                                              7.07% $  288,083  $      335
      495M    9/15/2010                                              7.07     235,155         273
            Federal National Mortgage Association:
      925M    8/7/2010                                               7.19     437,629         509
      700M    10/8/2010                                              7.19     326,952         380
      600M    11/29/2010                                             7.19     277,455         323
      921M    2/1/2011                                               7.19     421,061         490
      200M  Government Trust Certificate - Israel
              Trust, 11/15/2010                                      7.24      92,251         107
    1,700M  Government Trust Certificate - Turkey
              Trust, 11/15/2010                                      7.24     784,130         912
            Resolution Funding Corporation:
      650M    10/15/2010                                             7.00     309,312         360
    2,998M    1/15/2011                                              7.00   1,401,859       1,630
    1,250M  Tennessee Valley Authority, 11/1/2010                    7.31     574,036         667
-------------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS
  (cost $5,456,805)                                                         5,147,923       5,986
-------------------------------------------------------------------------------------------------
            U.S. TREASURY ZERO COUPON OBLIGATIONS--39.7%
    7,080M  U.S. Treasury Strips, 11/15/2010
              (cost $3,503,907)                                      6.82   3,412,886       3,968
-------------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $8,960,712)             99.5%              8,560,809       9,954
OTHER ASSETS, LESS LIABILITIES                             .5                  39,821          46
-------------------------------------------------------------------------------------------------
NET ASSETS                                              100.0%             $8,600,630  $   10,000
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 1999.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE TARGET MATURITY 2015 FUND
December 31, 1999

-----------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                                                       INVESTED
                                                                                       FOR EACH
 PRINCIPAL                                                      EFFECTIVE            $10,000 OF
    AMOUNT   SECURITY                                              YIELD+     VALUE  NET ASSETS
-----------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY ZERO COUPON
              OBLIGATIONS--41.5%
$      300M  Agency For International Development - Israel,
               3/15/2016                                             7.18% $ 95,696  $    1,098
             Federal National Mortgage Association:
       150M    2/12/2015                                             7.31    50,699         582
       156M    8/12/2015                                             7.31    50,867         584
       210M  Government Trust Certificate - Turkey Trust,
               5/15/2015                                             7.35    69,232         795
       300M  Resolution Funding Corporation, 7/15/2016               7.10    94,612       1,086
-----------------------------------------------------------------------------------------------
TOTAL VALUE OF U.S. GOVERNMENT AGENCY ZERO COUPON OBLIGATIONS
  (cost $386,118)                                                           361,106       4,145
-----------------------------------------------------------------------------------------------
             U.S. TREASURY ZERO COUPON OBLIGATIONS--29.6%
       760M  U.S Treasury Strips, 11/15/2015 (cost $265,250)         6.93   257,875       2,960
-----------------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $651,368)                71.1%             618,981       7,105
OTHER ASSETS, LESS LIABILITIES                            28.9              252,185       2,895
-----------------------------------------------------------------------------------------------
NET ASSETS                                               100.0%            $871,166  $   10,000
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

+ The effective yields shown for the zero coupon obligations are the effective yields at December 31, 1999.

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Life Utilities Income Fund for the fiscal year ended December 31, 1999. During the period, the Fund's return on a net asset value basis was 17.4%, compared to a return of 15.8% for its Lipper peer group. During the period, the Fund declared dividends from net investment income of 33.4 cents per share. The Fund also declared a capital gains distribution of 51.2 cents per share.

Over the past year, the key driver of the Fund's performance was the telecommunication sector, the best performing sector for the Fund. We began steadily increasing the portfolio's weighting in telecommunication stocks late in 1998, and telecommunications has since overtaken electric utilities as the largest sector of the Fund. When compared with the electric and natural gas industries, the telecommunication industry displayed superior growth and total return characteristics in 1999. Analysts expect this trend to continue as telecommunications becomes further deregulated and new business opportunities arise. Perhaps the most important of these new developments is the boom in telecommunication traffic generated by the Internet explosion. Another key development is the entry of the local telephone companies into the long distance market in 2000.

Although electric utilities stocks struggled in 1999, they continue to be an important part of the Fund's portfolio. The industry had been largely ignored by investors who have been drawn to the fortunes being made in the high-flying Internet and other high-tech industries. Ironically, this has occurred at a time when many of the regulatory clouds that had been hanging over electric utilities have dissipated. An unprecedented amount of consolidation occurred as companies sought to grow geographically. Electric companies have also been active in buying natural gas utilities. It remains to be seen how well these former monopolies will cope in a competitive market place.

Lastly, shares of gas utilities have fluctuated largely in line with commodities prices. Depressed early in the year, natural gas prices recovered over the summer and early fall only to pull back as we approached year end. Despite the warmer-than-usual weather at the end of the year that drove down natural gas prices, the underlying fundamentals in the gas industry remain solid. Several gas companies benefited from industry consolidation, and we expect more mergers and acquisitions in the electric and gas industries as more states pass deregulation legislation.

FIRST INVESTORS LIFE UTILITIES INCOME FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Matthew S. Wright
Matthew S. Wright
Portfolio Manager

January 31, 2000

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS LIFE UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Utilities Income Fund, the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1999            LIFE UTILITIES            S&P           S&P
                                    INCOME FUND           500 INDEX  UTILITIES INDEX
Nov-93                                           $10,000    $10,000          $10,000
Dec-93                                             9,940     10,091           10,025
Dec-94                                             9,220     10,224            9,205
Dec-95                                            12,010     14,066           13,087
Dec-96                                            13,160     17,295           13,490
Dec-97                                            16,460     23,066           16,831
Dec-98                                            18,530     29,603           19,319
Dec-99                                            21,756     35,831           17,602
                            Average Annual Total Return*
One Year                                          17.41%
Five Years                                        18.73%
Since Inception (11/15/93)                        13.52%

* THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS LIFE UTILITIES INCOME FUND BEGINNING 11/15/93 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITIES INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. THE STANDARD & POOR'S UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 37 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE UTILITY SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES THAT AN INVESTOR WOULD INCUR IN PURCHASING SECURITIES IN THE INDICES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE IT IS ASSUMED THAT ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED.

  THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE FOR THE PERIOD ENDED 12/31/99. DURING THE PERIODS SHOWN, SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 17.26%, 18.52% AND 13.34%, RESPECTIVELY.

  THE RETURNS SHOWN DO NOT REFLECT ANY SALES CHARGES, SINCE THE FUND SELLS ITS SHARES SOLELY TO VARIABLE ANNUITY AND/OR VARIABLE LIFE INSURANCE SUBACCOUNTS AT NET ASSET VALUE. THE RETURNS DO NOT REFLECT THE FEES AND CHARGES THAT AN INDIVIDUAL WOULD PAY IN CONNECTION WITH AN INVESTMENT IN A VARIABLE ANNUITY OR LIFE CONTRACT OR POLICY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--93.9%
            COMMUNICATION SERVICES--46.9%
   12,700   ALLTEL Corporation                                 $ 1,050,131  $     149
   35,500   * AT&T Canada, Inc. - Class "B"                      1,428,875        203
   16,600   AT&T Corporation                                       842,450        119
   14,500   BCE, Inc.                                            1,307,719        185
   30,800   Bell Atlantic Corporation                            1,896,125        269
   29,200   BellSouth Corporation                                1,366,925        194
   53,091   * Broadwing, Inc.                                    1,957,731        278
    7,375   CenturyTel, Inc.                                       349,391         50
   43,355   * Global Crossing, Ltd.                              2,167,750        307
    6,400   GTE Corporation                                        451,600         64
   52,300   * ICG Communications, Inc.                             980,625        139
   37,700   * Intermedia Communications, Inc.                    1,463,231        208
   39,530   * MCI WorldCom, Inc.                                 2,097,534        298
   26,300   * McLeodUSA, Inc. - Class "A"                        1,548,412        220
   23,642   * Metromedia Fiber Network, Inc.                     1,133,338        161
   29,900   * Primus Telecommunications Group, Inc.              1,143,675        162
   39,822   * Qwest Communications International, Inc.           1,712,346        243
   16,332   Royal PTT Nederland NV                               1,569,913        223
   40,100   SBC Communications, Inc.                             1,954,875        277
   22,400   Sprint Corporation                                   1,507,800        214
   13,600   Telephone and Data Systems, Inc.                     1,713,600        243
   20,800   US West, Inc.                                        1,497,600        212
   20,624   * Viatel, Inc.                                       1,105,962        157
   11,200   * WinStar Communications, Inc.                         838,600        119
--------------------------------------------------------------------------------------
                                                                33,086,208      4,694
--------------------------------------------------------------------------------------
            FINANCIAL--.9%
   20,100   Health Care REIT, Inc.                                 304,012         43
   24,800   Nationwide Health Properties, Inc.                     341,000         48
--------------------------------------------------------------------------------------
                                                                   645,012         91
--------------------------------------------------------------------------------------
            UTILITIES--46.1%
   23,200   AGL Resources, Inc.                                    394,400         56
   47,300   Avista Corporation                                     730,194        104
   35,500   Carolina Power & Light Company                       1,080,531        153
   25,300   Cascade Natural Gas Corporation                        407,962         58
   27,600   Coastal Corporation                                    978,075        139
    8,700   Columbia Energy Group                                  550,275         78
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            UTILITIES (continued)
   49,200   Conectiv, Inc.                                     $   827,175  $     117
    8,800   Consolidated Edison, Inc.                              303,600         43
   31,050   DQE, Inc.                                            1,075,106        152
   21,500   Duke Energy Corporation                              1,077,687        153
   41,100   Dynegy, Inc.                                           999,244        142
    2,300   Eastern Enterprises                                    132,106         19
   16,800   El Paso Energy Corporation                             652,050         92
   43,100   Enron Corporation                                    1,912,562        271
   42,300   Illinova Corporation                                 1,469,925        209
   37,800   Kansas City Power & Light Company                      833,963        118
   21,800   MDU Resources Group, Inc.                              436,000         62
   19,600   Midcoast Energy Resources, Inc.                        328,300         47
   37,800   Montana Power Company                                1,363,163        193
   10,400   National Fuel Gas Company                              483,600         69
   28,800   New Century Energies, Inc.                             874,800        124
   10,500   New Jersey Resources Corporation                       410,156         58
   74,200   * Niagara Mohawk Holdings, Inc.                      1,034,163        147
   12,000   NICOR, Inc.                                            390,000         55
   21,200   Northeast Utilities                                    435,925         62
   17,359   NSTAR                                                  703,040        100
   51,300   OGE Energy Corporation                                 974,700        138
   15,000   Peoples Energy Corporation                             502,500         71
   27,500   Pinnacle West Capital Corporation                      840,469        119
   49,000   Potomac Electric Power Company                       1,123,938        159
    7,800   Providence Energy Corporation                          289,575         41
   45,300   Public Service Company of New Mexico                   736,125        104
   14,400   RGS Energy Group, Inc.                                 296,100         42
   46,600   SCANA Corporation                                    1,252,375        178
   18,618   ScottishPower PLC (ADR)                                521,304         74
   29,500   Sempra Energy                                          512,563         73
   59,024   Sierra Pacific Resources                             1,021,853        145
   25,900   Texas Utilities Company                                921,069        131
   44,400   UtiliCorp United, Inc.                                 863,025        122
   16,900   Washington Gas Light Company                           464,750         66
   29,800   Western Resources, Inc.                                506,600         72
   57,100   Williams Companies, Inc.                             1,745,119        248
--------------------------------------------------------------------------------------
                                                                32,456,067      4,604
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $51,076,893)                 66,187,287      9,389
--------------------------------------------------------------------------------------

FIRST INVESTORS LIFE UTILITIES INCOME FUND
December 31, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
   SHARES                                                                     INVESTED
       OR                                                                     FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--1.3%
            UTILITIES
   61,400   Avista Corporation, $1.24, 11/1/2001 (cost
              $1,166,952)                                      $   936,350  $     133
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--4.2%
$     750M  Eastman Kodak Co., 4.90%, 1/18/00                      748,264        106
    2,200M  General Mills, Inc., 6.65%, 1/4/00                   2,198,780        312
--------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $2,947,044)      2,947,044        418
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $55,190,889)        99.4%      70,070,681      9,940
OTHER ASSETS, LESS LIABILITIES                         .6          419,445         60
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $70,490,126  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

                      This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS LIFE SERIES FUND
December 31, 1999

----------------------------------------------------------------------------------
                                                                CASH
                                             BLUE CHIP    MANAGEMENT     DISCOVERY
----------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost....................  $171,258,899  $  9,971,866  $113,356,165
                                          ============  ============  ============
  At value (Note 1A)....................  $275,090,321  $  9,971,866  $147,195,202
Cash....................................       121,753         1,014       592,941
Receivables:
  Interest and dividends................       140,033        59,160        23,933
  Trust shares sold.....................        52,823            49        62,564
                                          ------------  ------------  ------------
Total Assets............................   275,404,930    10,032,089   147,874,640
                                          ------------  ------------  ------------
LIABILITIES
Payable for trust shares redeemed.......       103,653         1,036        45,704
Accrued advisory fees...................       167,472         5,151        88,904
Accrued expenses........................        34,159         8,103        10,080
                                          ------------  ------------  ------------
Total Liabilities.......................       305,284        14,290       144,688
                                          ------------  ------------  ------------
NET ASSETS..............................  $275,099,646  $ 10,017,799  $147,729,952
                                          ============  ============  ============
NET ASSETS CONSIST OF:
Capital paid in.........................  $153,527,089  $ 10,017,799  $ 96,602,552
Accumulated net investment income.......     1,045,167            --            --
Accumulated net realized gain (loss) on
  investments...........................    16,695,968            --    17,288,363
Net unrealized appreciation
  (depreciation) of investments.........   103,831,422            --    33,839,037
                                          ------------  ------------  ------------
Total...................................  $275,099,646  $ 10,017,799  $147,729,952
                                          ============  ============  ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2)..................     8,559,724    10,017,799     4,350,287
                                          ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE (Net assets divided by
  shares outstanding)...................  $      32.14  $       1.00  $      33.96
                                          ============  ============  ============

                       See notes to financial statements

-----------------------------------------------------------------------------------------------
                                              FOCUSED
                                               EQUITY    GOVERNMENT        GROWTH    HIGH YIELD
-----------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $  1,332,629  $ 10,967,046  $164,251,592  $ 69,948,798
                                         ============  ============  ============  ============
  At value (Note 1A)...................  $  1,424,047  $ 10,624,821  $262,292,384  $ 66,060,129
Cash...................................       517,756       216,715        65,564       221,276
Receivables:
  Interest and dividends...............           170       110,754       133,875     1,343,457
  Trust shares sold....................        56,592           151       109,853         4,734
                                         ------------  ------------  ------------  ------------
Total Assets...........................     1,998,565    10,952,441   262,601,676    67,629,596
                                         ------------  ------------  ------------  ------------
LIABILITIES
Payable for trust shares redeemed......            --        64,227        91,672        46,231
Accrued advisory fees..................           871         5,644       159,166        42,822
Accrued expenses.......................         1,063         2,796        16,855        16,750
                                         ------------  ------------  ------------  ------------
Total Liabilities......................         1,934        72,667       267,693       105,803
                                         ------------  ------------  ------------  ------------
NET ASSETS.............................  $  1,996,631  $ 10,879,774  $262,333,983  $ 67,523,793
                                         ============  ============  ============  ============
NET ASSETS CONSIST OF:
Capital paid in........................  $  1,934,636  $ 11,146,276  $144,483,499  $ 65,454,983
Accumulated net investment income......            --       720,893       304,389     6,523,848
Accumulated net realized gain (loss) on
  investments..........................       (29,423)     (645,170)   19,505,303      (566,369)
Net unrealized appreciation
  (depreciation) of investments........        91,418      (342,225)   98,040,792    (3,888,669)
                                         ------------  ------------  ------------  ------------
Total..................................  $  1,996,631  $ 10,879,774  $262,333,983  $ 67,523,793
                                         ============  ============  ============  ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................       194,736     1,096,733     6,091,935     6,035,413
                                         ============  ============  ============  ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $      10.25  $       9.92  $      43.06  $      11.19
                                         ============  ============  ============  ============

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND
December 31, 1999

--------------------------------------------------------------------
                                         INTERNATIONAL    INVESTMENT
                                            SECURITIES         GRADE
--------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $ 87,576,985   $ 21,436,982
                                         ============   ============
  At value (Note 1A)...................  $126,523,723   $ 20,497,675
Cash...................................        10,207        111,922
Receivables:
  Investment securities sold...........        82,725             --
  Interest and dividends...............       324,014        353,981
  Trust shares sold....................        52,434            567
  Forward currency contracts
    (Note 6)...........................           166             --
                                         ------------   ------------
Total Assets...........................   126,993,269     20,964,145
                                         ------------   ------------
LIABILITIES
Payables:
  Trust shares redeemed................        14,143         55,211
  Variation margin (Note 6)............         2,759             --
Accrued advisory fees..................        77,060         10,820
Accrued expenses.......................        33,114          2,703
                                         ------------   ------------
Total Liabilities......................       127,076         68,734
                                         ------------   ------------
NET ASSETS.............................  $126,866,193   $ 20,895,411
                                         ============   ============
NET ASSETS CONSIST OF:
Capital paid in........................  $ 75,902,354   $ 20,589,200
Accumulated net investment income......       721,874      1,316,544
Accumulated net realized gain (loss) on
  investments, futures contracts and
  foreign currency.....................    11,107,441        (71,026)
Net unrealized appreciation
  (depreciation) of investments,
  futures contracts and foreign
  currency transactions................    39,134,524       (939,307)
                                         ------------   ------------
Total..................................  $126,866,193   $ 20,895,411
                                         ============   ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................     5,152,632      1,904,479
                                         ============   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $      24.62   $      10.97
                                         ============   ============

                       See notes to financial statements

--------------------------------------------------------------------------------------------------
                                                TARGET         TARGET         TARGET     UTILITIES
                                         MATURITY 2007  MATURITY 2010  MATURITY 2015        INCOME
--------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $ 25,680,840   $  8,960,712   $    651,368   $ 55,190,889
                                         ============   ============   ============   ============
  At value (Note 1A)...................  $ 25,117,196   $  8,560,809   $    618,981   $ 70,070,681
Cash...................................       124,698         39,953        203,212        305,940
Receivables:
  Investment securities sold...........            --             --             --             --
  Interest and dividends...............            --             --             --        128,515
  Trust shares sold....................         4,508          6,088         50,000         83,160
  Forward currency contracts
    (Note 6)...........................            --             --             --             --
                                         ------------   ------------   ------------   ------------
Total Assets...........................    25,246,402      8,606,850        872,193     70,588,296
                                         ------------   ------------   ------------   ------------
LIABILITIES
Payables:
  Trust shares redeemed................         5,569            295             --         53,138
  Variation margin (Note 6)............            --             --             --             --
Accrued advisory fees..................        12,968          4,478            346         34,864
Accrued expenses.......................         6,975          1,447            681         10,168
                                         ------------   ------------   ------------   ------------
Total Liabilities......................        25,512          6,220          1,027         98,170
                                         ------------   ------------   ------------   ------------
NET ASSETS.............................  $ 25,220,890   $  8,600,630   $    871,166   $ 70,490,126
                                         ============   ============   ============   ============
NET ASSETS CONSIST OF:
Capital paid in........................  $ 24,520,199   $  8,595,201   $    899,823   $ 50,882,263
Accumulated net investment income......     1,411,911        494,066          3,730      1,241,843
Accumulated net realized gain (loss) on
  investments, futures contracts and
  foreign currency.....................      (147,576)       (88,734)            --      3,486,228
Net unrealized appreciation
  (depreciation) of investments,
  futures contracts and foreign
  currency transactions................      (563,644)      (399,903)       (32,387)    14,879,792
                                         ------------   ------------   ------------   ------------
Total..................................  $ 25,220,890   $  8,600,630   $    871,166   $ 70,490,126
                                         ============   ============   ============   ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (Note 2).................     2,112,405        725,785         91,600      4,015,775
                                         ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE (Net
  assets divided by shares
  outstanding).........................  $      11.94   $      11.85   $       9.51   $      17.55
                                         ============   ============   ============   ============

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1999

----------------------------------------------------------------------------------
                                                                CASH
                                             BLUE CHIP    MANAGEMENT     DISCOVERY
----------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest..............................  $    622,250  $    429,738  $    437,704
  Dividends.............................     2,268,057            --       254,740
                                          ------------  ------------  ------------
Total Income............................     2,890,307       429,738       692,444
                                          ------------  ------------  ------------
Expenses (Notes 1 and 4):
  Advisory fees.........................     1,730,039        60,458       885,388
  Professional fees.....................        30,207         4,999        23,752
  Custodian fees and expenses...........        32,863         6,221        26,612
  Reports and notices to shareholders...        24,001           605         6,668
  Other expenses........................        36,655         2,206        31,344
                                          ------------  ------------  ------------
Total expenses..........................     1,853,765        74,489       973,764
Less: Expenses waived or assumed........            --       (16,895)           --
     Custodian fees paid indirectly.....       (15,790)         (941)      (17,432)
                                          ------------  ------------  ------------
Net expenses............................     1,837,975        56,653       956,332
                                          ------------  ------------  ------------
Net investment income (loss)............     1,052,332       373,085      (263,888)
                                          ------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 3):
Net realized gain (loss) on
  investments...........................    16,725,036            --    17,778,995
Net unrealized appreciation
  (depreciation) of investments.........    36,956,916            --    14,572,652
                                          ------------  ------------  ------------
Net gain (loss) on investments..........    53,681,952            --    32,351,647
                                          ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $ 54,734,284  $    373,085  $ 32,087,759
                                          ============  ============  ============

* From November 8, 1999 (commencement of operations) to December 31, 1999.
(a) See Note 1H.

                       See notes to financial statements

-------------------------------------------------------------------------------------------------
                                              FOCUSED
                                              EQUITY*    GOVERNMENT        GROWTH      HIGH YIELD
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $         --  $    752,918  $    319,704    $  6,817,425
  Dividends............................           257            --     1,727,436         247,873(a)
                                         ------------  ------------  ------------    ------------
Total Income...........................           257       752,918     2,047,140       7,065,298
                                         ------------  ------------  ------------    ------------
Expenses (Notes 1 and 4):
  Advisory fees........................           999        82,579     1,619,176         498,777
  Professional fees....................           250         7,196        27,913          13,714
  Custodian fees and expenses..........           687         4,699        35,497          11,433
  Reports and notices to
    shareholders.......................            --         1,321        16,623           5,910
  Other expenses.......................           814         4,128        37,440          15,957
                                         ------------  ------------  ------------    ------------
Total expenses.........................         2,750        99,923     1,736,649         545,791
Less: Expenses waived or assumed.......            --       (16,498)           --              --
     Custodian fees paid indirectly....          (638)       (3,406)       (4,036)         (6,971)
                                         ------------  ------------  ------------    ------------
Net expenses...........................         2,112        80,019     1,732,613         538,820
                                         ------------  ------------  ------------    ------------
Net investment income (loss)...........        (1,855)      672,899       314,527       6,526,478
                                         ------------  ------------  ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
Net realized gain (loss) on
  investments..........................       (29,423)     (104,877)   19,501,310        (566,369)
Net unrealized appreciation
  (depreciation) of investments........        91,418      (447,008)   33,554,328      (2,750,171)
                                         ------------  ------------  ------------    ------------
Net gain (loss) on investments.........        61,995      (551,885)   53,055,638      (3,316,540)
                                         ------------  ------------  ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $     60,140  $    121,014  $ 53,370,165    $  3,209,938
                                         ============  ============  ============    ============

* From November 8, 1999 (commencement of operations) to December 31, 1999.
(a) See Note 1H.

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND
Year Ended December 31, 1999

------------------------------------------------------------------------
                                           INTERNATIONAL      INVESTMENT
                                              SECURITIES           GRADE
------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................    $    363,140     $  1,461,648
  Dividends............................       1,433,424(a)            --
                                           ------------     ------------
Total Income...........................       1,796,564        1,461,648
                                           ------------     ------------
Expenses (Notes 1 and 4):
  Advisory fees........................         775,668          161,188
  Professional fees....................          21,207            6,367
  Custodian fees and expenses..........         178,709            4,907
  Reports and notices to
    shareholders.......................           9,220            1,515
  Other expenses.......................          23,602            5,210
                                           ------------     ------------
Total expenses.........................       1,008,406          179,187
Less: Expenses waived or assumed.......              --          (32,231)
     Custodian fees paid indirectly....              --           (3,715)
                                           ------------     ------------
Net expenses...........................       1,008,406          143,241
                                           ------------     ------------
Net investment income..................         788,158        1,318,407
                                           ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS (Notes
  3 and 6):
Net realized gain (loss) on
  investments, futures contracts and
  foreign currency transactions........      11,046,404          (71,026)
Net unrealized appreciation
  (depreciation) of investments,
  futures contracts and foreign
  currency transactions................      17,977,373       (1,782,681)
                                           ------------     ------------
Net gain (loss) on investments, futures
  contracts and foreign currency
  transactions.........................      29,023,777       (1,853,707)
                                           ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............    $ 29,811,935     $   (535,300)
                                           ============     ============

* From November 8, 1999 (commencement of operations) to December 31, 1999.
(a) Net of $101,819 foreign taxes withheld.

                       See notes to financial statements

---------------------------------------------------------------------------------------------------
                                                TARGET         TARGET          TARGET     UTILITIES
                                         MATURITY 2007  MATURITY 2010  MATURITY 2015*        INCOME
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $  1,586,576   $    557,180    $      4,944   $    111,979
  Dividends............................            --             --              --      1,520,445
                                         ------------   ------------    ------------   ------------
Total Income...........................     1,586,576        557,180           4,944      1,632,424
                                         ------------   ------------    ------------   ------------
Expenses (Notes 1 and 4):
  Advisory fees........................       193,782         67,652             660        442,935
  Professional fees....................        11,933          5,445             322         12,075
  Custodian fees and expenses..........         3,931          1,684             102         12,702
  Reports and notices to
    shareholders.......................         2,507            588              --          3,414
  Other expenses.......................         4,095          2,314             363          1,315
                                         ------------   ------------    ------------   ------------
Total expenses.........................       216,248         77,683           1,447        472,441
Less: Expenses waived or assumed.......       (38,707)       (13,508)           (131)       (88,601)
     Custodian fees paid indirectly....        (3,036)        (1,684)           (102)       (12,702)
                                         ------------   ------------    ------------   ------------
Net expenses...........................       174,505         62,491           1,214        371,138
                                         ------------   ------------    ------------   ------------
Net investment income..................     1,412,071        494,689           3,730      1,261,286
                                         ------------   ------------    ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS (Notes
  3 and 6):
Net realized gain (loss) on
  investments, futures contracts and
  foreign currency transactions........       (37,844)       (88,734)             --      3,549,763
Net unrealized appreciation
  (depreciation) of investments,
  futures contracts and foreign
  currency transactions................    (3,928,595)    (1,517,508)        (32,387)     5,102,784
                                         ------------   ------------    ------------   ------------
Net gain (loss) on investments, futures
  contracts and foreign currency
  transactions.........................    (3,966,439)    (1,606,242)        (32,387)     8,652,547
                                         ------------   ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $ (2,554,368)  $ (1,111,553)   $    (28,657)  $  9,913,833
                                         ============   ============    ============   ============

* From November 8, 1999 (commencement of operations) to December 31, 1999.
(a) Net of $101,819 foreign taxes withheld.

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS LIFE SERIES FUND

------------------------------------------------------------------------------------------------
                                                  BLUE CHIP                CASH MANAGEMENT
                                          --------------------------  --------------------------
YEAR ENDED DECEMBER 31                            1999          1998          1999          1998
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss)..........  $  1,052,332  $  1,399,170  $    373,085  $    252,286
  Net realized gain (loss) on
    investments.........................    16,725,036     3,330,401            --            --
  Net unrealized appreciation of
    investments.........................    36,956,916    25,976,750            --            --
                                          ------------  ------------  ------------  ------------
    Net increase in net assets resulting
      from operations...................    54,734,284    30,706,321       373,085       252,286
                                          ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................    (1,406,535)   (1,263,751)     (373,085)     (252,286)
  Net realized gains....................    (3,358,300)   (9,930,417)           --            --
                                          ------------  ------------  ------------  ------------
    Total distributions.................    (4,764,835)  (11,194,168)     (373,085)     (252,286)
                                          ------------  ------------  ------------  ------------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold.............    23,483,446    25,456,684     6,920,626     4,428,716
  Reinvestment of distributions.........     4,764,835    11,194,168       373,085       252,286
  Cost of shares redeemed...............    (8,370,104)   (5,036,856)   (4,192,303)   (2,524,501)
                                          ------------  ------------  ------------  ------------
  Net increase from trust share
    transactions........................    19,878,177    31,613,996     3,101,408     2,156,501
                                          ------------  ------------  ------------  ------------
    Net increase in net assets..........    69,847,626    51,126,149     3,101,408     2,156,501
NET ASSETS
  Beginning of period...................   205,252,020   154,125,871     6,916,391     4,759,890
                                          ------------  ------------  ------------  ------------
  End of period+........................  $275,099,646  $205,252,020  $ 10,017,799  $  6,916,391
                                          ============  ============  ============  ============
+Includes undistributed net investment
  income of.............................  $  1,045,167  $  1,399,370            --            --
                                          ============  ============  ============  ============
*TRUST SHARES ISSUED AND REDEEMED
  Sold..................................       851,225     1,058,051     6,920,626     4,428,716
  Issued for distributions reinvested...       186,272       477,160       373,085       252,286
  Redeemed..............................      (297,283)     (216,433)   (4,192,303)   (2,524,501)
                                          ------------  ------------  ------------  ------------
  Net increase in trust shares
    outstanding.........................       740,214     1,318,778     3,101,408     2,156,501
                                          ============  ============  ============  ============

** From November 8, 1999 (commencement of operations) to December 31, 1999.

                       See notes to financial statements

---------------------------------------------------------------------------------
                                                                       FOCUSED
                                                 DISCOVERY              EQUITY
                                         --------------------------  ------------
                                                 1999          1998        1999**
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss).........  $   (263,888) $    374,325  $     (1,855)
  Net realized gain (loss) on
    investments........................    17,778,995       220,000       (29,423)
  Net unrealized appreciation of
    investments........................    14,572,652     2,686,924        91,418
                                         ------------  ------------  ------------
    Net increase in net assets
      resulting from operations........    32,087,759     3,281,249        60,140
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................      (377,623)     (282,385)           --
  Net realized gains...................      (437,699)   (6,711,235)           --
                                         ------------  ------------  ------------
    Total distributions................      (815,322)   (6,993,620)           --
                                         ------------  ------------  ------------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............     9,277,546    14,683,013     1,936,584
  Reinvestment of distributions........       815,322     6,993,620            --
  Cost of shares redeemed..............    (7,463,280)   (3,666,264)          (93)
                                         ------------  ------------  ------------
  Net increase from trust share
    transactions.......................     2,629,588    18,010,369     1,936,491
                                         ------------  ------------  ------------
    Net increase in net assets.........    33,902,025    14,297,998     1,996,631
NET ASSETS
  Beginning of period..................   113,827,927    99,529,929            --
                                         ------------  ------------  ------------
  End of period+.......................  $147,729,952  $113,827,927  $  1,996,631
                                         ============  ============  ============
+Includes undistributed net investment
  income of............................            --  $    371,841            --
                                         ============  ============  ============
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................       337,310       565,739       194,745
  Issued for distributions
    reinvested.........................        32,810       257,308            --
  Redeemed.............................      (276,716)     (149,789)           (9)
                                         ------------  ------------  ------------
  Net increase in trust shares
    outstanding........................        93,404       673,258       194,736
                                         ============  ============  ============

** From November 8, 1999 (commencement of operations) to December 31, 1999.

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND

------------------------------------------------------------------
                                                 GOVERNMENT
                                          ------------------------
YEAR ENDED DECEMBER 31                           1999         1998
------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income.................  $   672,899  $   659,776
  Net realized gain (loss) on
    investments, futures contracts and
    foreign currency transactions.......     (104,877)     100,859
  Net unrealized appreciation
    (depreciation) of investments,
    futures contracts and currency
    transactions........................     (447,008)     (39,867)
                                          -----------  -----------
    Net increase in net assets resulting
      from operations...................      121,014      720,768
                                          -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.................     (630,932)    (591,713)
  Net realized gains....................           --           --
                                          -----------  -----------
    Total distributions.................     (630,932)    (591,713)
                                          -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold.............    1,353,106    2,561,318
  Reinvestment of distributions.........      630,932      591,713
  Cost of shares redeemed...............   (1,585,411)  (1,410,754)
                                          -----------  -----------
  Net increase from trust share
    transactions........................      398,627    1,742,277
                                          -----------  -----------
    Net increase (decrease) in net
      assets............................     (111,291)   1,871,332
NET ASSETS
  Beginning of year.....................   10,991,065    9,119,733
                                          -----------  -----------
  End of year+..........................  $10,879,774  $10,991,065
                                          ===========  ===========
+Includes undistributed net investment
  income of.............................  $   720,893  $   630,758
                                          ===========  ===========
*TRUST SHARES ISSUED AND REDEEMED
  Sold..................................      135,499      251,092
  Issued for distributions reinvested...       64,184       60,564
  Redeemed..............................     (158,848)    (138,579)
                                          -----------  -----------
  Net increase in trust shares
    outstanding.........................       40,835      173,077
                                          ===========  ===========

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                                                                     INTERNATIONAL
                                                   GROWTH                   HIGH YIELD                SECURITIES
                                         --------------------------  ------------------------  -------------------------
                                                 1999          1998         1999         1998          1999         1998
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $    314,527  $    518,164  $ 6,526,478  $ 5,672,755  $    788,158  $   627,757
  Net realized gain (loss) on
    investments, futures contracts and
    foreign currency transactions......    19,501,310     8,688,575     (566,369)     611,559    11,046,404      111,518
  Net unrealized appreciation
    (depreciation) of investments,
    futures contracts and currency
    transactions.......................    33,554,328    28,691,762   (2,750,171)  (4,441,350)   17,977,373   12,766,600
                                         ------------  ------------  -----------  -----------  ------------  -----------
    Net increase in net assets
     resulting from operations.........    53,370,165    37,898,501    3,209,938    1,842,964    29,811,935   13,505,875
                                         ------------  ------------  -----------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................      (525,165)     (654,070)  (5,672,750)  (4,824,396)     (586,561)    (705,531)
  Net realized gains...................    (8,683,787)   (4,932,402)     (87,371)          --      (151,528)  (3,773,054)
                                         ------------  ------------  -----------  -----------  ------------  -----------
    Total distributions................    (9,208,952)   (5,586,472)  (5,760,121)  (4,824,396)     (738,089)  (4,478,585)
                                         ------------  ------------  -----------  -----------  ------------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    27,557,752    24,961,026    4,901,483    7,629,469     9,519,344    9,229,799
  Reinvestment of distributions........     9,208,952     5,586,472    5,760,121    4,824,396       738,089    4,478,585
  Cost of shares redeemed..............    (5,497,675)   (3,540,336)  (5,933,449)  (3,745,407)   (4,644,977)  (5,018,471)
                                         ------------  ------------  -----------  -----------  ------------  -----------
  Net increase from trust share
    transactions.......................    31,269,029    27,007,162    4,728,155    8,708,458     5,612,456    8,689,913
                                         ------------  ------------  -----------  -----------  ------------  -----------
    Net increase (decrease) in net
     assets............................    75,430,242    59,319,191    2,177,972    5,727,026    34,686,302   17,717,203
NET ASSETS
  Beginning of year....................   186,903,741   127,584,550   65,345,821   59,618,795    92,179,891   74,462,688
                                         ------------  ------------  -----------  -----------  ------------  -----------
  End of year+.........................  $262,333,983  $186,903,741  $67,523,793  $65,345,821  $126,866,193  $92,179,891
                                         ============  ============  ===========  ===========  ============  ===========
+Includes undistributed net investment
   income of...........................  $    304,389  $    515,027  $ 6,523,848  $ 5,670,120  $    721,874  $   587,940
                                         ============  ============  ===========  ===========  ============  ===========
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................       743,411       794,414      444,510      645,767       458,672      512,858
  Issued for distributions
    reinvested.........................       269,899       182,445      539,843      414,467        39,576      256,212
  Redeemed.............................      (145,387)     (116,212)    (533,816)    (320,790)     (227,256)    (289,842)
                                         ------------  ------------  -----------  -----------  ------------  -----------
  Net increase in trust shares
    outstanding........................       867,923       860,647      450,537      739,444       270,992      479,228
                                         ============  ============  ===========  ===========  ============  ===========

                       See notes to financial statements

FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------------------
                                                                            TARGET
                                             INVESTMENT GRADE            MATURITY 2007
                                         ------------------------  -------------------------
YEAR ENDED DECEMBER 31                          1999         1998         1999          1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $ 1,318,407  $ 1,146,513  $ 1,412,071  $  1,196,662
  Net realized gain (loss) on
    investments........................      (71,026)     126,011      (37,844)        6,102
  Net unrealized appreciation
    (depreciation) of investments......   (1,782,681)     390,278   (3,928,595)    2,018,771
                                         -----------  -----------  -----------  ------------
    Net increase (decrease) in net
      assets resulting from
      operations.......................     (535,300)   1,662,802   (2,554,368)    3,221,535
                                         -----------  -----------  -----------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................   (1,148,146)  (1,073,498)  (1,196,679)     (996,667)
  Net realized gains...................     (122,095)          --           --            --
                                         -----------  -----------  -----------  ------------
    Total distributions................   (1,270,241)  (1,073,498)  (1,196,679)     (996,667)
                                         -----------  -----------  -----------  ------------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............    2,451,424    4,619,860    3,410,248     5,123,567
  Reinvestment of distributions........    1,270,241    1,073,498    1,196,679       996,667
  Cost of shares redeemed..............   (2,529,317)  (1,993,575)  (2,107,583)   (2,172,225)
                                         -----------  -----------  -----------  ------------
  Net increase from trust share
    transactions.......................    1,192,348    3,699,783    2,499,344     3,948,009
                                         -----------  -----------  -----------  ------------
    Net increase (decrease) in net
      assets...........................     (613,193)   4,289,087   (1,251,703)    6,172,877
NET ASSETS
  Beginning of period..................   21,508,604   17,219,517   26,472,593    20,299,716
                                         -----------  -----------  -----------  ------------
  End of period+.......................  $20,895,411  $21,508,604  $25,220,890  $ 26,472,593
                                         ===========  ===========  ===========  ============
+Includes undistributed net investment
   income of...........................  $ 1,316,544  $ 1,146,283  $ 1,411,911  $  1,196,519
                                         ===========  ===========  ===========  ============
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................      218,876      396,824      272,882       392,375
  Issued for distributions
    reinvested.........................      114,954       96,974       96,273        82,165
  Redeemed.............................     (226,736)    (172,079)    (170,841)     (167,391)
                                         -----------  -----------  -----------  ------------
  Net increase in trust shares
    outstanding........................      107,094      321,719      198,314       307,149
                                         ===========  ===========  ===========  ============

** From November 8, 1999 (commencement of operations) to December 31, 1999.

                       See notes to financial statements

--------------------------------------------------------------------------------------------------------
                                                                     TARGET
                                                 TARGET             MATURITY           UTILITIES
                                              MATURITY 2010           2015               INCOME
                                         -----------------------  ------------  ------------------------
                                               1999         1998        1999**         1999         1998
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income................  $  494,689  $   350,859  $      3,730  $ 1,261,286  $ 1,070,493
  Net realized gain (loss) on
    investments........................     (88,734)          --            --    3,549,763    1,605,884
  Net unrealized appreciation
    (depreciation) of investments......  (1,517,508)     611,313       (32,387)   5,102,784    2,566,807
                                         ----------  -----------  ------------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................  (1,111,553)     962,172       (28,657)   9,913,833    5,243,184
                                         ----------  -----------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income................    (351,025)    (209,527)           --   (1,089,081)    (847,985)
  Net realized gains...................          --       (3,786)           --   (1,669,489)  (1,305,515)
                                         ----------  -----------  ------------  -----------  -----------
    Total distributions................    (351,025)    (213,313)           --   (2,758,570)  (2,153,500)
                                         ----------  -----------  ------------  -----------  -----------
TRUST SHARE TRANSACTIONS*
  Proceeds from shares sold............   2,281,849    3,140,304       899,858   12,526,086   12,377,174
  Reinvestment of distributions........     351,025      213,313            --    2,758,570    2,153,500
  Cost of shares redeemed..............  (1,600,065)    (280,737)          (35)  (2,381,542)  (1,165,173)
                                         ----------  -----------  ------------  -----------  -----------
  Net increase from trust share
    transactions.......................   1,032,809    3,072,880       899,823   12,903,114   13,365,501
                                         ----------  -----------  ------------  -----------  -----------
    Net increase (decrease) in net
      assets...........................    (429,769)   3,821,739       871,166   20,058,377   16,455,185
NET ASSETS
  Beginning of period..................   9,030,399    5,208,660            --   50,431,749   33,976,564
                                         ----------  -----------  ------------  -----------  -----------
  End of period+.......................  $8,600,630  $ 9,030,399  $    871,166  $70,490,126  $50,431,749
                                         ==========  ===========  ============  ===========  ===========
+Includes undistributed net investment
   income of...........................  $  494,066  $   350,402  $      3,730  $ 1,241,843  $ 1,069,638
                                         ==========  ===========  ============  ===========  ===========
*TRUST SHARES ISSUED AND REDEEMED
  Sold.................................     181,022      239,826        91,603      785,742      841,969
  Issued for distributions
    reinvested.........................      27,925       17,385            --      192,503      151,335
  Redeemed.............................    (129,451)     (21,133)           (3)    (147,855)     (79,873)
                                         ----------  -----------  ------------  -----------  -----------
  Net increase in trust shares
    outstanding........................      79,496      236,078        91,600      830,390      913,431
                                         ==========  ===========  ============  ===========  ===========

** From November 8, 1999 (commencement of operations) to December 31, 1999.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS LIFE SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Life Series Fund (the "Life Series Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as an open-ended management investment company. The Life Series Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip, Cash Management, Discovery, Focused Equity, Government, Growth, High Yield, International Securities, Investment Grade, Target Maturity 2007, Target Maturity 2010, Target Maturity 2015, and Utilities Income Funds (each a "Fund") and accounts separately for its assets, liabilities and operations. The objective of each Fund is as follows:

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

DISCOVERY FUND seeks long-term growth of capital without regard to dividend or interest income.

FOCUSED EQUITY FUND seeks capital appreciation.

GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

GROWTH FUND seeks long-term capital appreciation.

HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation.

INTERNATIONAL SECURITIES FUND primarily seeks long-term capital growth and secondarily a reasonable level of current income.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND TARGET MATURITY 2015 FUND seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

UTILITIES INCOME FUND primarily seeks high current income and secondarily long-term capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Life Series Fund's officers in the manner specifically authorized by the Board of Trustees of the Life Series Fund. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each

FIRST INVESTORS LIFE SERIES FUND

Fund from all, or substantially all, federal income taxes. At December 31, 1999, capital loss carryovers were as follows:

                                                   Year Capital Loss Carryovers Expire
                                                   ------------------------------------
Fund                                        Total      2002      2003     2004     2007
----                                     --------  --------  --------  -------  -------
Focused Equity.........................  $ 29,423  $     --  $     --  $    --  $29,423
Government.............................   633,029   264,105   228,020       --  140,904
High Yield.............................   566,369        --        --       --  566,369
Investment Grade.......................    71,026        --        --       --   71,026
Target Maturity 2007...................   112,118        --        --   82,126   29,992
Target Maturity 2010...................    88,734        --        --       --   88,734

C. Foreign Currency Translations--The accounting records of International Securities Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The International Securities Fund does not isolate that portion of gains and losses on investment which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to Shareholders from net investment income and net realized capital gains are declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and deferral of wash sales.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Life Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

G. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for securities, for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of the High Yield Fund are recognized as dividend income and recorded at the market value of the shares received. For the year ended December 31, 1999, the High Yield Fund recognized $46,994 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. For the year ended December 31, 1999, the Bank of New York, custodian for all the Funds, except the International Securities Fund, has provided credits in the amount of $70,453 against custodian charges based on the uninvested cash balances of the Funds.

2. TRUST SHARES--The Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, of one or more Funds. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

FIRST INVESTORS LIFE SERIES FUND

3. SECURITY TRANSACTIONS--For the year or period ended December 31, 1999, purchases and sales of securities and long-term U.S. Government obligations, excluding foreign currencies and short-term securities, were as follows:

                                                                         Long-Term U.S.
                                                 Securities          Government Obligations
                                         --------------------------  ----------------------
                                              Cost of      Proceeds     Cost of    Proceeds
Fund                                        Purchases    from Sales   Purchases  from Sales
----                                     ------------  ------------  ----------  ----------
Blue Chip..............................  $216,326,300  $197,106,100  $       --  $       --
Discovery..............................   119,656,283   125,947,560          --          --
Focused Equity.........................     1,471,555       109,503          --          --
Government.............................            --            --   7,913,087   7,151,918
Growth.................................   101,374,196    80,209,421          --          --
High Yield.............................    25,626,929    20,507,006          --          --
International Securities...............   118,618,404   116,688,422          --          --
Investment Grade.......................     4,227,791     3,455,115   2,536,133   2,086,017
Target Maturity 2007...................            --            --   1,602,025     488,947
Target Maturity 2010...................            --            --   1,364,994     766,752
Target Maturity 2015...................            --            --     646,425          --
Utilities Income.......................    40,366,568    29,688,021          --          --

At December 31, 1999, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                              Gross         Gross  Net Unrealized
                                            Aggregate    Unrealized    Unrealized    Appreciation
Fund                                             Cost  Appreciation  Depreciation  (Depreciation)
----                                     ------------  ------------  ------------  --------------
Blue Chip..............................  $171,280,252  $105,390,152  $  1,580,083  $  103,810,069
Cash Management........................     9,971,866            --            --              --
Discovery..............................   113,681,441    38,973,916     5,460,155      33,513,761
Focused Equity.........................     1,332,862       104,987        13,802          91,185
Government.............................    10,979,187            --       354,366        (354,366)
Growth.................................   164,720,475   104,730,325     7,158,416      97,571,909
High Yield.............................    69,948,798     1,771,437     5,660,106      (3,888,669)
International Securities...............    87,609,865    40,553,260     1,639,402      38,913,858
Investment Grade.......................    21,436,982        48,899       988,206        (939,307)
Target Maturity 2007...................    25,645,382        41,976       570,162        (528,186)
Target Maturity 2010...................     8,960,712        18,315       418,218        (399,903)
Target Maturity 2015...................       651,368            --        32,387         (32,387)
Utilities Income.......................    55,232,580    18,442,483     3,604,382      14,838,101

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Life Series Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and/or its transfer agent, Administrative Data Management Corp. Trustees of the Life Series Fund who are not "interested persons" of the Life Series Fund as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 1999, total trustees fees accrued by the Funds amounted to $50,675.

The investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million. For the year ended December 31, 1999, total advisory fees accrued to FIMCO were $6,519,301 of which $201,764 was waived by the investment adviser. In addition, $4,807 of expenses were assumed by FIMCO.

Arnhold and S. Bleichroeder, Inc. serves as investment subadviser to the Focused Equity Fund. Wellington Management Company, LLP serves as investment subadviser to the Growth Fund and the International Securities Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1999, the High Yield Fund held eleven 144A securities with an aggregate value of $4,487,964 representing 6.6% of the Fund's net assets and the Investment Grade Fund held one 144A security with an value of $272,594 representing 1.3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. FORWARD CURRENCY CONTRACTS AND FUTURES CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Securities Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The International Securities Fund could be exposed to risk if counter-parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The International Securities Fund had the following forward currency contracts outstanding at December 31, 1999:

FIRST INVESTORS LIFE SERIES FUND

                                                               Net Unrealized
                                                              Gain on Forward
Contracts to Sell                                                 Currency
Foreign Currency          In Exchange for   Settlement Date      Contracts
-----------------------   ---------------   ---------------   ----------------
8,467,318  Japanese Yen     US  $82,891          1/4/00           US  $166
                            ===========                           ========

Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase or sell stock index future contracts as a hedge against changes in market conditions. Risk includes the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged. At December 31, 1999, the market value of $199,068 of the U.S. Treasury Bills were pledged to cover margin requirements for futures contracts. Open futures contracts at December 31, 1999 were:

                                           Unrealized
Contracts/Delivery Month/Commitment      Appreciation
-----------------------------------      ------------
15 CAC 40 Index/March 2000/Buy.........  $     51,765
3 DAX 30 Index/March 2000/Buy..........        57,788
3 IBEX 35 PLUS/January 2000/Buy........         9,460
2 MIB 30 Index/March 2000/Buy..........        31,991
10 TSE 60 Index/March 2000/Buy.........        26,099
2 Topix Index Future/March 2000/Buy....        24,718
                                         ------------
Total Unrealized Appreciation on
  Futures Contracts....................  $    201,821
                                         ============

7. CONCENTRATION OF CREDIT RISK--The High Yield Fund's investment in high-yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS LIFE SERIES FUND

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------
                                                             P E R   S H A R E   D A T A
                                -------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                                NET ASSET  --------------------------------------          FROM
                                    VALUE                 NET REALIZED      TOTAL  --------------------
                                ---------        NET    AND UNREALIZED       FROM        NET        NET
                                BEGINNING  INVESTMENT   GAIN (LOSS) ON  INVESTMENT INVESTMENT  REALIZED         TOTAL
                                OF PERIOD     INCOME       INVESTMENTS  OPERATIONS    INCOME      GAINS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
BLUE CHIP
1995..........................  $   13.75  $     .26    $         4.11  $    4.37  $     .19  $     .95  $       1.14
1996..........................      16.98        .22              3.31       3.53        .25        .49           .74
1997..........................      19.77        .19              4.88       5.07        .22        .91          1.13
1998..........................      23.71        .17              4.05       4.22        .19       1.49          1.68
1999..........................      26.25        .12              6.38       6.50        .18        .43           .61
---------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1995..........................  $    1.00  $    .054    $           --  $    .054  $    .054  $      --  $       .054
1996..........................       1.00       .049                --       .049       .049         --          .049
1997..........................       1.00       .050                --       .050       .050         --          .050
1998..........................       1.00       .049                --       .049       .049         --          .049
1999..........................       1.00       .046                --       .046       .046         --          .046
---------------------------------------------------------------------------------------------------------------------
DISCOVERY
1995..........................  $   19.86  $     .11    $         4.62  $    4.73  $     .06  $    1.26  $       1.32
1996..........................      23.27        .13              2.66       2.79        .11        .89          1.00
1997..........................      25.06        .08              3.93       4.01        .14       1.16          1.30
1998..........................      27.77        .09               .79        .88        .08       1.83          1.91
1999..........................      26.74       (.06)             7.47       7.41        .09        .10           .19
---------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY
11/8/99* to 12/31/99..........  $   10.00  $    (.01)   $          .26  $     .25  $      --  $      --  $         --
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1995..........................  $    9.70  $     .66    $          .78  $    1.44  $     .62  $      --  $        .62
1996..........................      10.52        .68              (.33)       .35        .68         --           .68
1997..........................      10.19        .72               .11        .83        .69         --           .69
1998..........................      10.33        .66**             .08        .74        .66         --           .66
1999..........................      10.41        .61              (.51)       .10        .59         --           .59
---------------------------------------------------------------------------------------------------------------------
GROWTH
1995..........................  $   16.73  $     .18    $         3.94  $    4.12  $     .09  $     .29  $        .38
1996..........................      20.47        .18              4.68       4.86        .18        .59           .77
1997..........................      24.56        .15              6.57       6.72        .18       1.86          2.04
1998..........................      29.24        .10              7.69       7.79        .15       1.10          1.25
1999..........................      35.78        .05              8.97       9.02        .10       1.64          1.74
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                              R A T I O S  /  S U P P L E M E N T A L   D A T A
                                           ---------------------------------------------------------------------------------------
                                                                                                   RATIO TO AVERAGE NET
                                                                                                      ASSETS BEFORE
                                ---------                                 RATIO TO AVERAGE               EXPENSES
                                                                             NET ASSETS+            WAIVED OR ASSUMED
                                NET ASSET                            ---------------------------   --------------------
                                    VALUE      TOTAL                                      NET                       NET  PORTFOLIO
                                ---------     RETURN     NET ASSETS                 INVESTMENT                INVESTMENT  TURNOVER
                                      END         ++  END OF PERIOD   EXPENSES         INCOME       EXPENSES     INCOME       RATE
                                OF PERIOD        (%)  (IN MILLIONS)        (%)            (%)            (%)        (%)        (%)
----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP
1995..........................  $   16.98      34.00  $          67        .86           1.91            N/A        N/A         26
1996..........................      19.77      21.52            100        .84           1.39            N/A        N/A         45
1997..........................      23.71      26.72            154        .81            .99            N/A        N/A         63
1998..........................      26.25      18.66            205        .82            .79            N/A        N/A         91
1999..........................      32.14      25.32            275        .81            .45            N/A        N/A         91
----------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT
1995..........................  $    1.00       5.51  $           4        .60           5.36           1.10       4.86        N/A
1996..........................       1.00       5.00              4        .60           4.89           1.11       4.38        N/A
1997..........................       1.00       5.08              5        .70           4.97           1.06       4.61        N/A
1998..........................       1.00       5.02              7        .70           4.89            .99       4.60        N/A
1999..........................       1.00       4.67             10        .70           4.61            .91       4.40        N/A
----------------------------------------------------------------------------------------------------------------------------------
DISCOVERY
1995..........................  $   23.27      25.23  $          51        .87            .63            N/A        N/A         78
1996..........................      25.06      12.48             71        .85            .63            N/A        N/A         98
1997..........................      27.77      16.84            100        .82            .34            N/A        N/A         85
1998..........................      26.74       3.05            114        .83            .36            N/A        N/A        121
1999..........................      33.96      27.97            148        .83           (.24)           N/A        N/A        109
----------------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY
11/8/99* to 12/31/99..........  $   10.25       2.50  $           2       1.59(a)       (1.39)(a)        N/A        N/A         12
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
1995..........................  $   10.52      15.63  $          10        .40           6.79            .93       6.26        198
1996..........................      10.19       3.59              9        .60           6.75            .94       6.41        199
1997..........................      10.33       8.61              9        .60           6.95            .92       6.63        134
1998..........................      10.41       7.54             11        .70           6.59            .87       6.42        107
1999..........................       9.92       1.05             11        .76           6.07            .91       5.92         69
----------------------------------------------------------------------------------------------------------------------------------
GROWTH
1995..........................  $   20.47      25.12  $          51        .88           1.11            N/A        N/A         64
1996..........................      24.56      24.45             79        .85            .92            N/A        N/A         49
1997..........................      29.24      29.28            128        .82            .64            N/A        N/A         27
1998..........................      35.78      27.35            187        .82            .34            N/A        N/A         26
1999..........................      43.06      26.47            262        .81            .14            N/A        N/A         38
----------------------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

----------------------------------------------------------------------------------------------------------------
                                                        P E R   S H A R E   D A T A
                           -------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                           NET ASSET  --------------------------------------          FROM
                               VALUE                 NET REALIZED      TOTAL  --------------------
                           ---------        NET    AND UNREALIZED       FROM        NET        NET
                           BEGINNING  INVESTMENT   GAIN (LOSS) ON  INVESTMENT INVESTMENT  REALIZED         TOTAL
                           OF PERIOD     INCOME       INVESTMENTS  OPERATIONS    INCOME      GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
HIGH YIELD
1995.....................  $   10.58  $    1.00    $          .95  $    1.95  $     .96  $      --  $        .96
1996.....................      11.57       1.02               .35       1.37       1.01         --          1.01
1997.....................      11.93        .98               .41       1.39       1.02         --          1.02
1998.....................      12.30       1.00              (.62)       .38        .98         --           .98
1999.....................      11.70       1.09              (.56)       .53       1.02        .02          1.04
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1995.....................  $   13.51  $     .19    $         2.25  $    2.44  $     .12  $     .25  $        .37
1996.....................      15.58        .18              2.12       2.30        .19        .50           .69
1997.....................      17.19        .18              1.26       1.44        .20       1.52          1.72
1998.....................      16.91        .12              2.87       2.99        .16        .86          1.02
1999.....................      18.88        .15              5.74       5.89        .12        .03           .15
----------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1995.....................  $   10.31  $     .67    $         1.28  $    1.95  $     .53  $      --  $        .53
1996.....................      11.73        .72              (.42)       .30        .67         --           .67
1997.....................      11.36        .74               .31       1.05        .74         --           .74
1998.....................      11.67        .68**             .33       1.01        .71         --           .71
1999.....................      11.97        .69              (.98)      (.29)       .70        .01           .71
----------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to 12/31/95.....  $   10.00  $     .26    $         2.00  $    2.26  $      --  $      --  $         --
1996.....................      12.26        .56              (.83)      (.27)       .23        .05           .28
1997.....................      11.71        .59               .90       1.49        .57         --           .57
1998.....................      12.63        .61              1.20       1.81        .61         --           .61
1999.....................      13.83        .66             (1.93)     (1.27)       .62         --           .62
----------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to 12/31/96.....  $   10.00  $     .26    $          .90  $    1.16  $      --  $      --  $         --
1997.....................      11.16        .45              1.29       1.74        .20         --           .20
1998.....................      12.70        .51              1.25       1.76        .48        .01           .49
1999.....................      13.97        .65             (2.26)     (1.61)       .51         --           .51
----------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2015
11/8/99* to 12/31/99.....  $   10.00  $     .04    $         (.53) $    (.49) $      --  $      --  $         --
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                          R A T I O S  /  S U P P L E M E N T A L   D A T A
                                      ------------------------------------------------------------------------------------------
                                                                                             RATIO TO AVERAGE NET
                           ---------                                RATIO TO AVERAGE        ASSETS BEFORE EXPENSES
                                                                      NET ASSETS+             WAIVED OR ASSUMED
                           NET ASSET                             ----------------------     ----------------------
                               VALUE   TOTAL                                        NET                        NET     PORTFOLIO
                           ---------  RETURN       NET ASSETS                  INVESTMENT                 INVESTMENT    TURNOVER
                                 END      ++    END OF PERIOD     EXPENSES       INCOME      EXPENSES       INCOME          RATE
                           OF PERIOD     (%)    (IN MILLIONS)          (%)          (%)           (%)          (%)           (%)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD
1995.....................  $   11.57   19.82    $          42          .87         9.86           N/A          N/A            57
1996.....................      11.93   12.56               49          .85         9.43           N/A          N/A            34
1997.....................      12.30   12.47               60          .83         8.88           N/A          N/A            40
1998.....................      11.70    3.15               65          .83         8.93           N/A          N/A            42
1999.....................      11.19    4.95               68          .82         9.83           N/A          N/A            33
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SECURITIES
1995.....................  $   15.58   18.70    $          41         1.02         1.42           N/A          N/A            45
1996.....................      17.19   15.23               58         1.12         1.25           N/A          N/A            67
1997.....................      16.91    9.09               74         1.13         1.15           N/A          N/A            71
1998.....................      18.88   18.18               92         1.15          .75           N/A          N/A           109
1999.....................      24.62   31.46              127          .98          .76           N/A          N/A           118
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
1995.....................  $   11.73   19.69    $          16          .51         6.80           .91         6.40            26
1996.....................      11.36    2.84               16          .60         6.47           .88         6.19            19
1997.....................      11.67    9.81               17          .60         6.54           .87         6.27            41
1998.....................      11.97    9.15               22          .68         5.97           .84         5.81            60
1999.....................      10.97   (2.53)              21          .68         6.12           .83         5.97            27
--------------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2007
4/26/95* to 12/31/95.....  $   12.26   22.60    $          10          .04(a)      6.25(a)        .87(a)      5.42(a)         28
1996.....................      11.71   (2.16)              15          .60         6.05           .82         5.83            13
1997.....................      12.63   13.38               20          .60         5.91           .82         5.69             1
1998.....................      13.83   14.97               26          .67         5.18           .83         5.02             1
1999.....................      11.94   (9.39)              25          .69         5.47           .84         5.32             2
--------------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2010
4/30/96* to 12/31/96.....  $   11.16   11.60    $           2          .60(a)      6.05(a)        .98(a)      5.67(a)          0
1997.....................      12.70   15.86                5          .60         5.88           .87         5.61            13
1998.....................      13.97   14.36                9          .67         4.90           .82         4.75             0
1999.....................      11.85  (11.73)               9          .71         5.48           .86         5.33             9
--------------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2015
11/8/99* to 12/31/99.....  $    9.51   (4.90)   $           1         1.38(a)      4.24(a)       1.64(a)      3.98(a)          0
--------------------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE                  UNREALIZED               ----------------------
                 ---------           NET   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING    INVESTMENT            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        INCOME   INVESTMENTS   OPERATIONS       INCOME      GAINS  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
UTILITIES INCOME
1995...........  $    9.19  $        .28  $       2.46  $      2.74  $       .19  $      --  $         .19
1996...........      11.74           .32           .78         1.10          .27         --            .27
1997...........      12.57           .37          2.64         3.01          .36        .27            .63
1998...........      14.95           .32          1.46         1.78          .35        .55            .90
1999...........      15.83           .31          2.25         2.56          .33        .51            .84
----------------------------------------------------------------------------------------------------------

(a) Annualized
* Commencement of operations
** Based on average shares outstanding during the year
+Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1999 (Note 4)
++The effect of fees and charges incurred at the separate account level are not reflected in these performance figures

                       See notes to financial statements

-------------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ---------------------------------------------------------------------------------
                                                                             RATIO TO AVERAGE NET
                                                                                 ASSETS BEFORE
                 ---------                              RATIO TO AVERAGE           EXPENSES
                                                 NET       NET ASSETS+         WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ---------------------  ---------------------
                     VALUE          TOTAL     END OF                    NET                    NET  PORTFOLIO
                 ---------         RETURN     PERIOD             INVESTMENT             INVESTMENT   TURNOVER
                       END             ++        (IN  EXPENSES       INCOME  EXPENSES       INCOME       RATE
                 OF PERIOD            (%)  MILLIONS)       (%)          (%)       (%)          (%)        (%)
-------------------------------------------------------------------------------------------------------------
UTILITIES INCOME
1995...........  $   11.74          30.26  $      15       .41         4.23       .91         3.73         17
1996...........      12.57           9.57         24       .60         3.48       .86         3.22         45
1997...........      14.95          25.07         34       .67         3.12       .85         2.94         64
1998...........      15.83          12.58         50       .73         2.61       .85         2.49        105
1999...........      17.55          17.41         70       .65         2.12       .80         1.97         53
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
First Investors Life Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the thirteen Funds comprising First Investors Life Series Fund at December 31, 1999, the related statement of operations for the year or period then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen Funds comprising First Investors Life Series Fund at
December 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 2000

                      This page intentionally left blank.

FIRST INVESTORS LIFE SERIES FUND

TRUSTEES
-------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------

GLENN O. HEAD
President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

MARK S. SPENCER
Assistant Treasurer

CAROL LERNER BROWN
Assistant Secretary

THE CASH MANAGEMENT FUND IS A MONEY MARKET FUND AND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO OR ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

FIRST INVESTORS LIFE SERIES FUND

SHAREHOLDER INFORMATION
---------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Focused Equity Fund Only)
ARNHOLD AND S. BLEICHROEDER, INC.
1345 Avenue of the Americas
New York, NY 10105

SUBADVISER (Growth Fund and International Securities Fund Only)
WELLINGTON MANAGEMENT COMPANY, LLP
75 State Street
Boston, MA 02109

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (International Securities Fund Only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

NOTES

                   [LOGO]First Investors


                       95 WALL STREET
                  NEW YORK, NEW YORK 10005


                                          LIFE310